                      As filed with the Securities and Exchange Commission on
                      December 17, 2003

                                             Securities Act File No. 333-89782
                                     Investment Company Act File No. 811-21109

                          U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[X] Registration Statement Under The Securities Act of 1933

[   ] Pre-Effective Amendment No.

[   ] Post-Effective Amendment No. __

                                     AND/OR

[X  ] Registration Statement Under The Investment Company Act of 1940

[ X ] Amendment No. 8

                           OFI Tremont Market Neutral Hedge Fund
                           -------------------------------------
                     (Exact name of Registrant as specified in Charter)

             Two World Financial Center, 225 Liberty Street, New York, NY 10080
                    (Address of principal executive offices)

                                 (212) 323-0252
                     Registrant's Telephone Number, including Area Code

                             Katherine P. Feld, Esq.
                             OppenheimerFunds, Inc.
             Two World Financial Center, 225 Liberty Street, New York, NY 10080

                               Ronald Feiman, Esq.
                            Mayer, Brown, Rowe & Maw
                  1675 Broadway, 19th Floor, New York, NY 10019
                     (Name and address of agent for service)

Approximate Date of Proposed Public Offering:  as soon as practicable after the effective date of this registration statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------
 TITLE OF SECURITIES BEING   PROPOSED MAXIMUM AGGREGATE  AMOUNT OF REGISTRATION FEE
         REGISTERED                OFFERING AMOUNT
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
 Limited Liability Company          $500,000,000                  $45,100
         Interests
------------------------------------------------------------------------------------

                  The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the
Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                    FORM N-2

                      OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 17th day of
December, 2003.

                             OFI TREMONT MARKET NEUTRAL HEDGE FUND

                             By: /s/ John V. Murphy
                                ---------------------------
                              Name: John V. Murphy
                                Title: President

         Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signatures                    Title                       Date
----------                    -----                       ----

/s/ John V. Murphy *          President,
---------------------         Principal Executive
John V. Murphy                Officer, Trustee          December 17, 2003

/s/ Ronald J. Abdow *
--------------------------    Trustee                   December 17, 2003
Ronald J. Abdow

/s/ Eustis Walcott
------------------------      Trustee                   December 17, 2003
Eustis Walcott

/s/ Joseph M. Wikler*
-------------------------     Trustee                   December 17, 2003
 Joseph M. Wiker

/s/ Peter I. Wold *           Trustee                   December 17, 2003
-------------------------
Peter I. Wold

/s/ Brian W. Wixted*          Treasurer &               December 17, 2003
------------------------      Principal Accounting
Brian W. Wixted               Officer

* By: /s/ Robert G. Zack
      --------------------------------
      Robert G. Zack, Attorney-In-Fact

                                                       (OppenheimerFunds logo)
OFI Tremont Market Neutral Hedge Fund

------------------------------------------------------------------------------
Prospectus dated November ______, 2003

------------------------------------------------------------------------------
OFI Tremont Market Neutral Hedge Fund seeks long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles that are managed by a select group of alternative asset managers employing various "market neutral" investment strategies that have historically demonstrated a low correlation to the general performance of equity, debt and other markets. This investment process is often referred to as a multi-manager or "hedge fund of funds" approach. OFI Institutional Asset Management, Inc. (the
"Adviser") is the Fund's investment adviser. Tremont Partners, Inc. (the
"Investment Manager"), an affiliate of the Adviser, is the Fund's investment manager.
(continued on next page)

Investing in the Fund's shares of beneficial interest ("shares") involves a high degree of risk. See "MAIN RISKS OF INVESTING IN THE FUND" beginning on page 7.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.
Shares are being offered through the Distributor and other brokers and dealers that have entered into selling agreements with the Distributor. Shares will be sold only to "Qualified Investors" that are exempt from Federal income tax. See
"Investor Qualifications." In addition, the Adviser may pay up to 20% of its management fee to brokers and dealers for providing administrative services (See
"Investor Servicing Arrangements").

                       OppenheimerFunds Distributor, Inc.

(continued from previous page)

            INVESTMENT PROGRAM. The Fund will pursue its investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Portfolio Funds") that are managed by a select group of alternative asset managers ("Portfolio Managers") that employ various "market neutral"
investment strategies. Market neutral investment strategies seek to provide predictable investment returns regardless of general stock market movements.
These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. They include investment programs that involve the use of hedging and arbitrage techniques in the equity, fixed- income, currency and commodity markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and
non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, short sales of securities, the use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. In lieu of investing in Portfolio Funds, the Fund may on occasion retain a Portfolio Manager to manage a designated portion of the Fund's assets in accordance with the Portfolio Manager's specialized investment style.
In that event, the Fund may invest directly in securities selected by the
Portfolio Manager. The Fund's Investment Manager will have primary responsibility for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager. It will consider various criteria in selecting Portfolio Managers, including: the historical investment performance of the Portfolio Manager; its reputation and experience;
the effectiveness of its risk management systems; its adherence to its stated
investment philosophy; the quality and stability of the Portfolio Manager's organization; and whether key personnel of the Portfolio Manager have substantial investments in the Portfolio Manager's investment program.

            INVESTMENT ADVISER. OFI Institutional Asset Management, Inc. (the
"Adviser") serves as the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"). OFI has operated as an investment adviser since January 1960. OFI (including its subsidiaries)
managed more than $130 billion of assets as of June 30, 2003. OFI's clients include the Oppenheimer mutual funds with more than 7 million shareholder accounts.

            INVESTMENT MANAGER. Tremont Partners, Inc. (the "Investment
Manager"), an affiliate of the Adviser, serves as the Fund's sub-adviser and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Since 1984, the Investment Manager and its
affiliates have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers, ERISA plans, and high net worth individuals.

            RESTRICTIONS ON TRANSFER. With very limited exceptions, shares of the Fund are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by the Fund as determined by the Board of Trustees of the Fund (the "Board") in its sole discretion. See
"Repurchases of Shares and Transfers."

            REPURCHASES OF SHARES. To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding shares pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the
Fund offer to repurchase shares as of December 31, 2003 and thereafter, four times each year, as of the last business day of March, June, September and
December. A redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. See "Repurchases of Shares and
Transfers."

            MANAGEMENT FEE. The Fund will pay the Adviser a monthly fee (the
"Management Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the amount of the management fee earned by the Adviser under the Advisory Agreement (before any repurchases of shares, as explained below under "About Your Account -
Repurchases of Shares"). This fee is payable by the Adviser and not the Fund.
See "How the Fund is Managed - Advisory Fees."

            INVESTOR QUALIFICATIONS. Shares are being offered only to investors that (i) represent that they are companies (other than investment companies)
that have a net worth of more than $1,500,000 or that they meet certain other qualification requirements ("Qualified Investors"), (ii) represent that they are
U.S. persons for Federal income tax purposes, and (iii) are exempt from Federal income tax. See "About Your Account - How to Buy Shares - Investor
Qualifications." The minimum initial investment in the Fund by any investor is
$1,000,000 and the minimum additional investment in the Fund by any investor is
$100,000. Investors generally must hold their shares through the Distributor or through a broker or dealer that has entered into a selling agreement with the
Distributor

                             --------------------

            This prospectus concisely provides the information that a
prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference.
Additional information about the Fund, including a statement of additional information ("SAI") dated September 19, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 858-9826. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 30 of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website
(http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

            An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank or other insured depository institution, and is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve
Board or any other government agency.

            You should rely only on the information contained in this
prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of shares in any state or other jurisdiction where the offer is not permitted.

                                       36

                                       A-1
TABLE OF CONTENTS

A B O U T  TH E  F U ND

Fees and Expenses of the Fund
A Brief Overview of the Fund
Main Risks of Investing in the Fund
      Investment-Related Risks
      Special Investment Instruments and Techniques
      General Risks
      Special Risks of Multi-Manager Structure
The Fund and Its Investments
Other Investment Strategies
How the Fund is Managed

A B O U T  Y O U R  A C C O U N T

How to Buy Shares
      Investor Qualifications
      Distribution Arrangements
o     General Terms
o     Purchase Terms
o     Calculation of Net Asset Value
Repurchases of Shares
      No Right of Redemption
      Repurchases of Shares
      Repurchase Procedures
      Mandatory Redemption by the Fund
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Highlights
Table of Contents of the Statement of Additional Information
Appendix A:  Investor Certification

A B O U T  T H E  F U N D

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may bear directly (shareholder transaction expenses) or indirectly (annual fund operating expenses) if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, and other services. All shareholders therefore pay those expenses indirectly. You may also pay an Early Repurchase Fee if your shares are repurchased by the Fund less than one year after the date of your initial investment. The numbers below are based on the Fund's expenses during its fiscal period ended March 31, 2003.

Shareholder Transaction Expenses

              ------------------------------------------------
                                                     Shares
              ------------------------------------------------
              ------------------------------------------------
              Sales Charge (Load) on purchases        None
              ------------------------------------
              (as % of offering price)
              ------------------------------------------------
              ------------------------------------------------
              Dividend Reinvestment Fees              None
              ------------------------------------------------
              ------------------------------------------------
              Early Repurchase Fee (as percentage of value of shares
              repurchased) 1.00% (applies to repurchases less than one year after date of initial investment)

              ------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(computed at the annual rate  indicated of the aggregate  value of outstanding shares determined as of the last day of the month)

   Management Fee.............................................1.25% (1)
   Other expenses............................................ 0.96% (2)
   Total Annual Operating Expenses............................................. 2.21% (3)
1.    OFI Institutional Asset Management, Inc., as the Fund's Adviser, will use a portion of its management fee (not to exceed 20% of its management fee)
      to pay qualifying brokers, dealers and financial advisers for providing administrative services to their clients invested in the Fund. See
      "Investor Servicing Arrangements, " below.

2.    Under  the  terms of an  administration  agreement  with the  Fund,  the
      Adviser  will  provide  certain  administrative  services  to the  Fund,
      including,   among   others,   assisting   in  the  review  of  investor
      applications,  handling  shareholder  inquiries,  and preparing  various
      reports,   communications   and  regulatory  filings  of  the  Fund.  In
      consideration for those administrative  services,  the Fund will pay the
      Adviser  a  monthly  fee  computed  at the  annual  rate of 0.15% of the aggregate value of outstanding  shares  determined as of the last day of each  calendar  month (the  "Administration  Fee") that is  included  in
      "Other Expenses," above. .  See "Administrative Services," below.

      Does not include ongoing offering costs (which are not expected to exceed
      1% of net assets annually) which will be charged to capital as incurred.

      The Adviser directly assumed all offering costs associated with the initial registration and offering of shares. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.
3.    The "Other Expenses" in the table are based on, among other things,  the fees the Fund would pay if the  Adviser had not  voluntarily  undertaken that the  Fund's  total  expenses  will not  exceed  1.50% of the Fund's average  daily net  assets.  The  Adviser  may  terminate  or amend this undertaking  at any time  without  notice  to  shareholders.  After  the
      waiver,   "Other   Expenses"  are  0.25%  and  "Total  Annual  Operating
      Expenses"  are  1.50% as a  percentage  of  average  daily  net  assets.
      Investors  will also  indirectly  bear  expenses at the  Portfolio  Fund level.  The  agreements  related to the Fund's  investments in Portfolio
      Funds  provide for  compensation  to  Portfolio  Managers in the form of management  fees ranging from 1.0% to 2.0% annually of net assets,  plus a  performance-based  fee  ranging  from  10%  to  25%  of  net  profits earned.

      Expenses may vary in future years. "Other Expenses" consist of transfer agent fees, custodial expenses, and accounting and legal expenses among others.

EXAMPLES. These examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you keep your shares. The second example assumes that your shares are repurchased by the Fund at the end of those periods. Both examples also assume that your investment has a 5% return each year and operating expenses remain the same as the expenses in the Annual Fund
Operating Expense table above. Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
Assuming you do not
tender shares for           1 Year        3 Years
repurchase by the Fund:
-----------------------------------------------------
-----------------------------------------------------
                             $22            $69
-----------------------------------------------------

-----------------------------------------------------
Assuming you tender
your shares for
repurchase by the           1 Year        3 Years
Fund:
-----------------------------------------------------
-----------------------------------------------------
                             $33            $69
-----------------------------------------------------

EXAMPLES. These examples are intended to help you understand the cost of investing in the Fund. The examples assume that you invest $1,000,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you keep your shares. The second example assumes that your shares are repurchased by the Fund at the end of those periods. Both examples also assume that your investment has a 5% return each year and operating expenses remain the same as the expenses in the Annual Fund
Operating Expense table above. Based on these assumptions your expenses would be as follows:

-----------------------------------------------------
Assuming you do not
tender shares for           1 Year        3 Years
repurchase by the Fund:
-----------------------------------------------------
-----------------------------------------------------
                                 $22,408 $69,118
-----------------------------------------------------

-----------------------------------------------------
Assuming you tender
your shares for
repurchase by the           1 Year        3 Years
Fund:
-----------------------------------------------------
-----------------------------------------------------
                                 $32,687 $69,118
-----------------------------------------------------

------------------------------------------------------------------------------
The examples should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.
------------------------------------------------------------------------------

A Brief Overview of the Fund

------------------------------------------------------------------------------
This section summarizes information that is discussed in more detail later in this Prospectus. You should carefully read the more detailed information. For a detailed discussion of risks of investing in the Fund, please refer to "Main
Risks of Investing in the Fund," on page 7.
------------------------------------------------------------------------------

What is the Fund? The Fund is a closed-end, management investment company, organized as a Massachusetts business trust on May 24, 2002. The Fund is non-diversified. That means that under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required under the Internal
Revenue Code so that it can qualify as a "regulated investment company" for
Federal tax purposes. See "Dividends, Capital Gains and Taxes."

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles.

What does the Fund Invest In? The Fund seeks to achieve its investment objective by allocating its assets for investment among a select group of alternative asset managers ("Portfolio Managers") employing a variety of "market neutral"
investment strategies that have historically demonstrated a low correlation to the general performance of equity, debt and other markets. Market neutral investment strategies seek to provide predictable investment returns regardless of general stock market movements. The Investment Manager is primarily responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser and the Fund's Board of Trustees. The Fund
will implement these allocation decisions by investing primarily in private investment partnerships and similar investment vehicles that are managed by
Portfolio Managers ("Portfolio Funds"). Through its selection of Portfolio Funds that pursue varied market neutral strategies relative to the general performance of the equity, debt and/or other markets, the Investment Manager constructs the
Fund's portfolio to seek, in the aggregate, positive investment returns regardless of general market conditions.

Portfolio Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers. In addition, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account."

"Market neutral" investment strategies employed by Portfolio Managers encompass a broad range of investment programs, including those involving the use of hedging and arbitrage techniques in the equity, fixed-income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures.
Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

The investment strategies of the Portfolio Managers may include, among others: o index arbitrage; o interest rate arbitrage; o merger arbitrage; o convertible bond and warrant hedging; o statistical long/short equity strategies; and o pairs trading.

Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

What are the Main Risks of Investing in the Fund? The Fund is subject to a number of investment risks, described in "Main Risks of Investing in the Fund,"
below. In addition, shares of the Fund are subject to substantial restrictions on transfer and have limited liquidity. As a result, you may not be able to sell your Fund shares when you want to (for example, in times of adverse market conditions) in order to realize any unrealized gains or losses on your Fund shares. You should consider an investment in the Fund to be illiquid.

The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios. Investors will bear fees and expenses at the Fund level and also indirectly at the Portfolio Fund or Portfolio Account level. Fees and expenses of the Portfolio Funds may be duplicative of fees and expenses assessed by the Fund. Portfolio Funds generally will not be registered as investment companies under the Investment Company Act. The Investment Manager may have little or no means of independently verifying with certainty information provided by Portfolio Managers. The Fund may receive securities that are illiquid or difficult to value in connection with withdrawals and distributions from Portfolio Funds.

In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or of any Portfolio Manager will be successful, that the various Portfolio
Managers selected will produce positive returns or that the Fund will achieve its investment objective.

Who is the Fund Designed For? The Fund is designed for investors that are exempt from Federal income tax that seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund and risks relating to the limited liquidity of shares.

Prospective investors should consider the risks and other factors described below in determining whether an investment in the Fund is a suitable investment.
However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the statement of additional information of the Fund (the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

How Can an Investor Buy Shares? The Distributor acts as the distributor of the
Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund.
Investors may purchase shares directly through the Distributor. Alternatively, shares may be purchased through brokers or dealers that have entered into selling agreements with the Distributor. The Distributor is an affiliate of the
Adviser and the Investment Manager.

Shares are being offered in an initial offering. Subsequent to the initial offering, shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

Share certificates are not available for shares of the Fund.

All investor funds for the purchase of shares will be deposited promptly in an escrow account maintained by Citibank, N.A., as escrow agent, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date shares are issued. The full amount of an investment is payable in Federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire. If payment is not timely received, the investment will be made at the beginning of the following month, provided that the investor certification described below has been received by the Distributor.

Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a
Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Funds' Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in Appendix
A of this prospectus. An investor's certification must be received by the
Distributor, along with its payment as described above, otherwise an investor's order will not be accepted. If the investor's order is rejected, all monies submitted by the investor for the purchase of shares will be promptly refunded to the investor.

How Do the Fund's Repurchase Offers Provide Liquidity? The Fund from time to time will offer to repurchase outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. A redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholders' initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

In determining whether the Fund should repurchase shares pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares as of December 31, 2003, and thereafter, four times each year, as of the last business day of March, June, September and December.

Who Manages the Fund?   OFI Institutional Asset Management, Inc. (the
"Adviser"), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the
Fund's investment adviser.  Tremont Partners, Inc. (the "Investment
Manager"), an affiliate of the Adviser, is the Fund's investment manager.
The Investment Manager provides day-to-day investment management services to the Fund, including the selection of Portfolio Managers.

Main Risks of Investing in the Fund

All investments carry risks to some degree. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in
Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of shares.

INVESTMENT-RELATED RISKS

General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts.
Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which a
Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio
Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:

           Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under "Non-U.S.
Investments,"' below. Issuers of un-sponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

      Fixed-Income Securities. The value of fixed-income securities in which
Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. For fixed-rate debt securities, when prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

      Non-U.S. Investments. It is expected that Portfolio Funds and Portfolio
Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund.
Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations;
fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds;
expropriation or nationalization of a company's assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the U.S.
or abroad; or other political and economic factors.

            Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

      Illiquid Portfolio Investments. Portfolio Funds and Portfolio Accounts may
invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio
Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

      Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio.
Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or
Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

      Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security's price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

      Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio
Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.
Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the
Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

      Counterparty Credit Risk. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or
"inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of
"exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.
These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the
Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of
Portfolio Funds and Portfolio Accounts. The ability of Portfolio Funds and
Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties'
financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

      Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The
Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a
Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio
Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes will be made solely for Portfolio Accounts.

            In general, the anticipated use of short-term margin borrowings by
Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or
Portfolio Funds have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then the
Portfolio Funds or Portfolio Accounts could be subject to a "margin call,"
pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

            Short Selling. The Portfolio Managers may engage in short selling.
Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

            Portfolio Funds and Portfolio Accounts may also effect short sales
"against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund or Portfolio Account has the right to obtain).
When a Portfolio Fund or Portfolio Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.
Portfolio Funds and Portfolio Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

      Lack of Operating History. Certain Portfolio Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a
Portfolio Manager. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio
Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

      Non-Diversified Status. The Fund is "non-diversified" under the Investment
Company Act. That means that the Fund can invest in the securities of a single issuer without limit. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified"
fund. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code
(although it reserves the right not to qualify). Under that requirement, with respect to 50% of its total assets, the Fund may invest up to 25% of its assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults. To address this risk, not more than 10% of the Fund's net assets will be allocated to any one Portfolio Manager.

      Industry Concentration Risk. Although the Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry (but will invest 25% or more of the value of its total assets in Portfolio Funds that pursue market neutral investment strategies), Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry.
Portfolio Funds are not subject to the Fund's other investment policies and restrictions.

      The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry. Nevertheless, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. The Fund does not believe that this situation is likely to occur given the nature of its investment program.
However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.
Portfolio Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the
Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Portfolio Funds, in the aggregate, have invested
25% or more of their combined assets in any particular industry.

      In addition, although the Fund reserves the right to invest 25% or more of its total assets in Portfolio Funds that pursue market neutral strategies, during periods of adverse market conditions some or all of the Portfolio Funds may temporarily shift their holdings to short-term liquid investments and as a result the Fund may temporarily have less than 25% of its total assets invested in market-neutral strategies.

      If the Fund engages a Portfolio Manager to manage a Portfolio Account, then the Fund shall be required to look through to the assets of Affiliated
Portfolio Funds in determining compliance with the industry concentration policy.

      Limited Liquidity; In-Kind Distributions. An investment in the Fund provides limited liquidity since shareholders will not be able to redeem shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

            Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and the Investment Manager intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

            If a shareholder tenders all shares (or a portion of its shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, the value of shares that are tendered by shareholders generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A shareholder will thus continue to bear investment risk after shares are tendered for repurchase and until the date as of which the shares are valued for purposes of repurchase. In addition, a redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial investment in the Fund.

            The Fund expects to distribute cash to the holders of shares that are purchased. However, there can be no assurance that the Fund will have sufficient cash to pay for shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased shares.
Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, shareholders may receive in-kind distributions of investments from the Fund's portfolio, either the Fund's interests in Portfolio Funds or securities held by the
Portfolio Funds (valued in accordance with the Fund's valuation policies) in connection with the repurchase of shares by the Fund. Any such distributions will be made on the same basis to all shareholders in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale, such as the Fund's interests in Portfolio Funds or certain securities owned by Portfolio
Funds. Shareholders receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, shareholders may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or not without substantial delay. For these various reasons, an investment in the shares is suitable only for sophisticated investors. See "Repurchases of Shares and Transfers."

            Conflicts of Interest. The Adviser, the Investment Manager and their affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Adviser, the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members
(collectively with other accounts managed by the Adviser, the Investment Manager and their affiliates, "Other Accounts"). As a result of the foregoing, the
Adviser, the Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and
Other Accounts. Portfolio Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

            However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the
Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

      Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although the Investment Manager
expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager.
In addition, many Portfolio Managers will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers
Act") in reliance on certain exemptions from registration under that act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

          Investors in the Fund directly bear the Fund's expenses, and indirectly bear expenses of the Portfolio Funds and Portfolio Accounts, including performance-based fees assessed by Portfolio Funds or Portfolio
Accounts. Similarly, shareholders bear a proportionate share of the other operating expenses of the Fund (including the Administration Fee) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $1,000,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

      Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other
Portfolio Managers or the investment performance of the Fund generally. Thus, a
Portfolio Manager with positive investment performance will receive this allocation from the Fund (and indirectly from shareholders) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio
Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a
Portfolio Fund or Portfolio Account whose shares are being sold by another
Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

                Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase shares; and may not be able to withdraw its investment in a
Portfolio Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

      Portfolio Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio
Fund, the Fund may receive securities that are illiquid or difficult to value.
See "INVESTMENT-RELATED RISKS - Illiquid Portfolio Investments" and
"DISTRIBUTION ARRANGEMENTS - Calculation of Net Asset Value." In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

      Subject to limitations imposed by the Investment Company Act, neither the
Trustees, the Adviser, or the Investment Manager shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      Portfolio Account Allocations. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a
Portfolio Account for the Fund, rather than invest in the Portfolio Manager's
Portfolio Fund. It is possible, given the leverage at which certain of the
Portfolio Managers will trade, that the Fund could lose more in a Portfolio
Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the
Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts. Portfolio Funds that are
Portfolio Accounts will be subject to the investment policies and restrictions of the Funds, as well as the provisions of the 1940 Act and the rules thereunder.

      Valuation of Portfolio Funds. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit.
Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

      Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board. See "Distribution Arrangements -
Calculation of Net Asset Value," below.

The Fund and Its Investments

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective.

What are the Fund's Principal Investment Policies? The Fund pursues its investment objective by allocating its assets for investment among a select group of Portfolio Managers that are alternative asset managers and employ a variety of "market neutral" investment strategies. Market neutral investment strategies seek to provide predictable investment returns regardless of general stock market movements. The Investment Manager is primarily responsible for selecting the Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser and the Board. The Fund will implement these allocation decisions primarily by investing in Portfolio Funds that are managed by Portfolio Managers selected by the Investment Manager.

Portfolio Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest
(determined with respect to the value of investment assets held) in the fund.
The typical Portfolio Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings by the Fund for investment purposes) will be allocated to Portfolio Managers that pursue "market neutral" investment strategies.
"Market neutral" investment strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of equity, debt and other markets. They include investment programs involving use of hedging and arbitrage techniques in the equity, fixed-income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures.

How do Portfolio Managers Decide What Investments to Buy or Sell? The Investment
Manager takes a three-tiered approach to asset allocation and Portfolio Manager selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Portfolio Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

The investment strategies of the Portfolio Managers may include, among others: o
Index arbitrage. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.
o     Interest rate arbitrage. This strategy seeks to exploit price anomalies between related securities with prices that fluctuate in response to interest rate movements.
o     Merger arbitrage. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.
o     Convertible bond and warrant hedging. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.
o     Statistical long/short equity strategies. This strategy involves constructing portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.
o     Pairs trading. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments.
Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this
Prospectus. Fundamental policies cannot be changed without the approval of a
"majority" (as defined in the Investment Company Act) of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. An investment policy is not fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

How are Portfolio Managers Selected? The Investment Manager will allocate the
Fund's assets among available Portfolio Managers that the Investment Manager determines have records of superior investment performance in pursuing market neutral investment strategies, consistent with the Fund's goal of long-term capital appreciation, while focusing on the risk characteristics of those strategies and the Fund's overall risk exposure. In doing so, the Investment
Manager will seek to construct an investment portfolio for the Fund in which there is expected to be a low overall degree of correlation of the investment performance of Portfolio Managers across investment styles and little or no correlation between the overall performance of the Fund's portfolio and the general performance of equity, fixed-income and other markets. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: the ability to invest in a professionally constructed and managed investment portfolio; access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another. The Investment Manager expects generally to allocate the Fund's assets to approximately 10 to 20
Portfolio Managers.

The multi-manager approach followed by the Fund will involve allocation of the
Fund's assets to Portfolio Managers that employ various market neutral investment styles and strategies and will provide investors access to a variety of Portfolio Managers. The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. However, the Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner).
Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is - as explained above under "A
Brief Overview of the Fund: What Does the Fund Invest In?" - referred to as a
"Portfolio Account." The retention of a Portfolio Manager to manage a Portfolio
Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Trustees") who are not "interested persons,"
as defined by the Investment Company Act, of the Fund (the "Independent Trustees
"). The retention of a Portfolio Manager will in such cases also be subject to approval by shareholders, unless the Fund seeks and obtains an order of the
Securities and Exchange Commission (the "SEC") exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts, including Section 15 of the Investment Company Act.

Portfolio Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Portfolio Manager's performance during various time periods and market cycles; the Portfolio
Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager's investment program. Although it is the general policy of the Fund to allocate assets among
Portfolio Managers that use market neutral strategies, the Investment Manager may allocate a limited portion of the Fund's assets to Portfolio Managers that do not use market neutral strategies, but which use other strategies that have investment performance characteristics that have historically been negatively correlated to the equity and fixed-income markets, generally, in an attempt to generate a consistent return pattern with lower volatility. The Fund will not allocate more than 20% of its net assets to these Portfolio Managers. Can a
Portfolio Manager Be Replaced? The Investment Manager will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate the Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers, as it determines appropriate and consistent with the
Fund's investment objective. Shareholders will not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio
Manager to manage a Portfolio Account will be subject to the approval of the
Board and shareholders. The Fund may seek to obtain an SEC order exempting it from the requirement that shareholders approve Portfolio Managers that are retained to manage Portfolio Accounts. However, no assurance can be given that such an order will be issued.
Limits on Allocating Fund Assets to any One Portfolio Manager. Not more than 10%
of the Fund's net assets will be allocated to any one Portfolio Manager. In addition, the Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an
SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding shares will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in certain Portfolio Funds deemed attractive by the
Investment Manager, and subject to the foregoing limitation that the Fund will not purchase 5% or more of the outstanding voting securities of any one
Portfolio Fund, the Fund may purchase non-voting securities of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting shares in a Portfolio Fund that in the aggregate represent 25% or more of the
Portfolio Fund's outstanding equity.

Portfolio Managers' Investments. Portfolio Managers will generally invest primarily in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid.
Interests in Portfolio Funds will not themselves be marketable and will only have limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds,
Portfolio Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to investment companies registered under the Investment Company Act, such as the
Fund. As a result, Portfolio Funds may involve additional risks, including those associated with the fact that Portfolio Funds are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of industries.
See "Main Risks of Investing in the Fund - General Risks - Non-Diversified
Status." However, the Fund's investment policies and restrictions, and limitations and prohibitions on investments imposed by the Investment Company
Act, will apply in the case of Portfolio Accounts.

Other Investment Strategies. Portfolio Managers can also use the investment techniques and strategies described below. They might not always use all of the different types of techniques and investments described below. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Borrowing; Use of Leverage. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as
"leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Main Risks of Investing in the Fund - Special Investment Instruments and Techniques
--Leverage; Interest Rates; Margin."

            The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds.
The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts, as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for Portfolio Accounts that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii)
maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit a Portfolio Account's ability to otherwise invest those assets or dispose of those securities.

      Short Selling. Portfolio Funds and Portfolio Accounts may sell securities short. To effect a short sale, the Portfolio Fund or Portfolio Account will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Portfolio Fund or Portfolio
Account then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio
Fund or Portfolio Account, which would result in a loss or gain, respectively.
The use of short sales is a speculative practice and involves significant risks.
See "Main Risks of Investing in the Fund Special Investment Instruments and
Techniques --Short Selling."

      Derivatives. Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Main Risks of Investing in the Fund --Special Investment
Instruments and Techniques - Derivatives."

      Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. To the extent the Fund invests in these securities or holds cash, such investments are inconsistent with the Fund's investment objective and the Fund will not achieve its investment objective.

How the Fund Is Managed

General. The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of
Massachusetts on May 24, 2002 and commenced operations January 2, 2003.

The Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the shares of shareholders under Massachusetts law.
The Board is elected by shareholders and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of
Additional Information identifies the Trustees and officers of the Fund (who are elected by the Trustees) and provides more information about them.

The Adviser. OFI Institutional Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and the Trustees, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      The Adviser, organized in November 2000, is a wholly-owned subsidiary of
OppenheimerFunds, Inc. ("OFI"). OFI has been an investment adviser since January
1960. OFI and its affiliates, including the Adviser, managed assets of more than
$130 billion as of June 30, 2003, including the Oppenheimer mutual funds, with more than 7 million shareholder accounts. OFI and the Adviser are located at Two
World Financial Center, 225 Liberty Street, New York, New York 10281-1008. OFI
is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company.

The Investment Manager. Tremont Partners, Inc. (the "Investment Manager"), an
affiliate of the Adviser, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. Since 1984, the Investment Manager and its
affiliates have provided alternative investment solutions to a diverse client base including financial institutions, mutual funds, other investment companies and high net worth individuals. These services include tracking and evaluating over 2,000 domestic and offshore investment funds. The Investment Manager and its affiliates were responsible for the allocation of over $7 billion of client assets among alternative investment strategies, as of June 30, 2003. The
Investment Manager is located at 555 Theodore Fremd Avenue, Rye, New York 10580, and since October 1, 2001 has been a majority-owned, indirect subsidiary of
Massachusetts Mutual Life Insurance Company.

Advisory Fees. As compensation for services required to be provided by the
Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month (before any repurchases of shares).

            The Adviser pays a monthly fee to the Investment Manager equal to
50% of the amount of the Management Fee earned by the Adviser pursuant to the
Advisory Agreement. This fee is payable by the Adviser and not the Fund.

Management Team. The following personnel of the Investment Manager will be the persons primarily responsible for selecting Portfolio Managers and allocating the Fund's assets among the Portfolio Managers:

      Sandra L. Manzke, Chairperson and Co-Chief Executive Officer. Ms. Manzke
      established Tremont Partners, Inc. in October 1984 after serving as a
      Principal at Rogers, Casey & Barksdale, Inc., from 1976 to 1984. Ms.
      Manzke is a Director of certain private investment partnerships managed by the Investment Manager. From 1974 to 1976, she worked as an independent consultant at Bernstein Macauley where she was responsible for reviewing the firm's products. At Scudder Stevens & Clark, she established one of their internal measurement systems during her tenure as an investment manager from 1969 to 1974. Ms. Manzke holds a Bachelor of Fine Arts from
      Pratt Institute.

      Robert I. Schulman, Co-Chief Executive Officer. Mr. Schulman joined the
      Investment Manager in 1994. Prior to that, he was responsible for Smith
      Barney's $60 billion Consulting Services Division and Retail New Product
      Development. At Smith Barney, he was also involved in all aspects of investment management and manager selection processes. Mr. Schulman founded the Leveraged Product Division at E.F. Hutton in 1982 and was
      responsible for the development of various derivative products, as well as growth index and financial futures and options trading. In 1986, he assumed responsibility for all retail products offered at E.F. Hutton. He is a graduate of New York University and received a Master of Business
      Administration degree in Finance from the Lubin School of Business.

      Barry H. Colvin, CFA - President, Chief Investment Officer. Mr. Colvin
      directs Tremont's alternative investment research and heads the Investment
      Committee. Prior to joining Tremont Advisers in 1999, Mr. Colvin spent three years as Vice President and Head of Alternative Investments and then as Director of Research for Asset Consulting Group, Inc. of St. Louis,
      Missouri. From 1995 to 1997, Mr. Colvin was a fixed-income trader for
      General American Life, and before that spent two years at Scottsdale
      Securities as Head of Business Development. From 1987 to 1994 he worked for Edward D. Jones & Co. in various roles, eventually becoming a partner.
      Mr. Colvin holds a B.A. in Economics from the University of Missouri and is a holder of the Chartered Financial Analyst designation.

      Patrick J. Kelly, CFA - Vice President, Director of Manager Research. Mr.
      Kelly coordinates and structures Tremont's alternative investment research department. He joined the firm in June 2001. Prior to Tremont, Mr. Kelly spent three years, from 1998 to 2001, as Vice President and Risk Manager for Parker Global Strategies. From 1995 to 1998, Mr. Kelly worked as a
      Senior Portfolio Analyst at Ferrell Capital Management, and from 1993 to
      1995, Mr. Kelly worked for Kidder, Peabody, & Co. as an analyst. Mr. Kelly has B.S. in Computer Science, Electrical Engineering and Mathematics from
      Hofstra University and M.B.A in Finance from the Frank Zarb School of
      Business at Hofstra University and is a holder of the Chartered Financial
      Analyst designation.
------------------------------------------------------------------------------

      Cynthia J. Nicoll - Vice  President,  Director of Risk  Management.  Ms.
      -----------------
      Nicoll  joined  Tremont  in  December  2000,  with   responsibility  for
      establishing  Tremont's risk  management  capabilities.  Ms. Nicoll came to  Tremont  from  Parker  Global  Strategies,  where  she was  Managing
      Director  of  Strategic  Initiatives.  From 1993 to 1999,  she  designed
      hedge  fund-indexed   structured  products  for  Greenwich  Capital  and
      National  Westminster  Bank PLC. From 1979 to 1993, Ms. Nicoll  marketed
      foreign   exchange,   structured   debt   and   other   financings   for
      Manufacturers  Hanover/Chemical  Bank (now JP Morgan).  Ms. Nicoll has a
      B.A. in American  History from Yale  University and an M.B.A. in Finance and International Business from New York University.

      Suzanne S. Hammond,  Senior Vice  President,  Secretary  and  Treasurer.
      ------------------
      Suzanne   Hammond  is   responsible   for  program   analysis  and  fund
      administration/supervision   of  the  Investment  Manager's  proprietary
      products.  Ms.  Hammond  is  also  responsible  for  certain  investment supervision  clients  and is a Director  of certain  private  investment partnerships  managed by the  Investment  Manager.  Prior to joining the
      Investment  Manager in 1989,  Ms.  Hammond  spent six years with Rogers,
      Casey &  Barksdale,  Inc.  as a Senior  Analyst  responsible  for  major consulting clients.  For five years prior to joining Rogers,  Casey, Ms.
      Hammond served as the liaison representative  managing listed midwestern companies on the New York Stock  Exchange,  Inc. She received a Bachelor of Arts  degree in  Russian  History/Economics  from the  University  of
      North Carolina, Chapel Hill and an A.B.A. from Colby Jr. College.

Investor Servicing Arrangements. The Adviser pays a portion of its management fee, not to exceed 20% of its management fee, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service
Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund; assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Advisor may reasonably request.

Administrative Services. Under the terms of an administration agreement with the
Fund, the Adviser will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling shareholder inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund;
preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.15% of the aggregate value of outstanding shares determined as of the last day of each calendar month (the
"Administration Fee").

Fund Expenses. The Fund will bear its own expenses including, but not limited to: the Management Fee; any taxes; investment-related expenses incurred by the
Fund (e.g., management fees charged by the Portfolio Managers and Portfolio
Funds, costs associated with organizing and operating any Portfolio Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Trustees and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

      Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be charged to capital for the period.

      The Fund's organizational expenses were borne voluntarily by the Adviser.
In addition, initial offering costs were borne voluntarily by the Adviser upon commencement of the Fund's operations.

A b o u t   Y o u r   A c c o u n t

How to Buy Shares

Investor Qualifications.

Shares will be sold only to "Qualified Investors" that are exempt from Federal income tax.

          Currently, "Qualified Investors" include: (i) companies (other than investment companies) that represent that they have a net of more than
$1,500,000; and (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund. In addition, shares are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and that represent they are exempt from
Federal income tax. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell to brokers or dealers any shares that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

            A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986,
as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S.
persons have the authority to control all substantial decisions of such trust.

Distribution Arrangements

General Terms. The Distributor acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions, pursuant to the terms of a
General Distributor's Agreement entered into with the Fund. Shares may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any shares that have not been placed with
Qualified Investors that meet all applicable requirements to invest in the Fund.
The Distributor maintains its principal office at 6803 South Tucson Way,
Centennial, Colorado 80112, and is an affiliate of the Adviser and the
Investment Manager.

      Shares are being offered in an initial offering. The Distributor expects to deliver shares purchased in the initial offering on or about January 2, 2003 or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, shares will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

      Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the shares. There is no minimum aggregate amount of shares required to be purchased in the initial offering. The Distributor does not intend to make a market in the shares. The Fund has agreed to indemnify the
Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

Purchase Terms. Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the
Fund by an investor is $1,000,000. Subsequent investments must be at least
$100,000. These minimums may be modified by the Fund from time to time.

      All investor funds for the initial closing of the sale of shares, and for closings of subsequent offerings, will be deposited in an escrow account maintained by Citibank, N.A. as escrow agent for the benefit of the investors.
Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date shares are issued. The full amount of an investment is payable in
Federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire.

      Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its shares except in the limited circumstances permitted under the Funds' Declaration of Trust. The form of investor certification that each investor will be asked to sign is contained in
Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an investor's order will not be accepted.

Calculation of Net Asset Value. The Fund sells its shares at their offering price, which is equal to the "net asset value" per share. The net asset value of the Fund will be computed as of the close of business on the following days: (i)
the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any shares of the Fund are purchased, or (iv) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities.

      In computing net asset value pursuant to "Pricing Polices and Procedures"
adopted by the Fund's Board of Trustees, the Fund will value shares in Portfolio
Funds at their fair value, which the Board has determined will ordinarily be the values of those shares as determined by the Portfolio Managers of the Portfolio
Funds in accordance with policies established by the Portfolio Funds. Other securities and assets of the Fund (including securities and other investments held by Portfolio Accounts) will be valued at market value, if market quotations are readily available. Securities and assets of the Fund for which market quotations are not readily available will be valued at fair value as determined in good faith by the Board or in accordance with the "Pricing Policies and
Procedures" adopted by the Board. Expenses of the Fund and its liabilities
(including the amount of any borrowings) are taken into account for purposes of computing net asset value.

      The Fund's "Pricing Policies and Procedures" are designed to provide the
Board with monthly information from the Portfolio Funds on which the Fund may reliably determine the value of its investments in the Portfolio Funds and determine its net asset value each month. The Fund typically receives information from the Portfolio Funds, as of month-end, within fifteen (15)
business days after month-end.

      As a general matter, the fair value of the Fund's interest in a Portfolio
Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on the information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report its value at the end of the month to the Fund on a timely basis, the Fund will determine the fair value of such
Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as other relevant information available to the Fund at the time it determines its net asset value. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

      Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology used by the
Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize fair value principles that the Investment
Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments.

      The Investment Manager monitors all Portfolio Funds and compares the individual monthly results of each Portfolio Fund with that of other private hedge fund managers that use the same type of investment strategy. In the unusual circumstance where a Portfolio Fund's performance is not in line with its peer group, the Investment Manager will contact the Portfolio Fund's investment manager and attempt to find a logical and reasonable explanation for the disparity in returns. Any outlying results, either positive or negative, are followed up with the Portfolio Fund's investment manager to determine the cause and to see if further review of the situation is required. If, based on relevant information available to the Investment Manager at the time the Fund values its portfolio, the Investment Manager concludes that the value provided by the
Portfolio Fund does not represent the fair value of the Fund's interests in the
Portfolio Fund, the Investment Manager will take steps to recommend a fair value for the Fund's interests in the Portfolio Fund to the Fund's Board for its consideration.

      Prospective investors should be aware that there can be no assurance that the fair values of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the
Fund, the Board and the Investment Manager do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable are subject to inaccuracies and its valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

REPURCHASES OF SHARES

NO RIGHT OF REDEMPTION

            No shareholder will have the right to require the Fund to redeem shares. There is no public market for shares, and none is expected to develop.
With very limited exceptions, shares are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of shares in violation of the Fund's Declaration of Trust will not be permitted and will be void. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund, as described below. For information on the Fund's policies regarding transfers of shares, see "Repurchases and Transfers of
Shares--Transfers of Shares" in the SAI.

REPURCHASES OF SHARES

      The Fund from time to time will offer to repurchase outstanding shares pursuant to written tenders by shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. The Fund's shares will not be listed for trading on a securities exchange. A redemption fee equal to 1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

      Board Considerations. In determining whether the Fund should repurchase shares pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the
Fund offer to repurchase shares as of December 31, 2003, and thereafter, four times year, as of the last business day of March, June, September and December.
The Fund anticipates that the Board will limit each repurchase to no more than
25% of the Fund's total assets, although the limit for any one repurchase may be lower.

            The Board will also consider the following factors, among others, in making its determination:

o     whether any shareholders have requested to tender shares to the Fund;

o     the liquidity of the Fund's assets;

o     the investment plans and working capital requirements of the Fund;

o     the relative economies of scale with respect to the size of the Fund;

o     the history of the Fund in repurchasing shares or portions thereof;

o     the economic condition of the securities markets; and

o     the   anticipated   tax   consequences  to  the  Fund  of  any  proposed
                  repurchases of shares or portions thereof.

            The Board will determine that the Fund repurchase shares from shareholders pursuant to written tenders only on terms the Board determines to be fair to the Fund and shareholders. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each shareholder describing the terms of the offer, and containing information that shareholders should consider in deciding whether to tender Shares for repurchase. Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain the estimated net asset value of their shares from the Adviser during the period the offer remains open.

      Cash Payment vs. In-Kind Securities Distribution. When shares are repurchased by the Fund, shareholders will generally receive cash distributions equal to the value of the shares repurchased, less the Early Repurchase Fee, if applicable. However, in the sole discretion of the Fund, the proceeds of repurchases of shares may be paid pro rata by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase. See "Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of
Shares.

      Gain or Loss on Sale of Shares. A shareholder that tenders shares and who is subject to federal, state or local income tax will generally have a taxable event when the shares are repurchased. Gain, if any, will be recognized by a tendering shareholder only as and after the total proceeds received by the shareholder exceed the shareholder's adjusted tax basis in the shares. A loss, if any, will be recognized only after the shareholder has received full payment under the promissory note that will be given to the shareholder prior to the
Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

      Due to liquidity restraints associated with the Fund's investments in
Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of shares, shares will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which shareholders must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the shares repurchased (or as discussed below, an initial payment of 95% of the estimated value if all shares owned by a shareholder are repurchased) approximately one month after the Valuation Date. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected
(which it is expected will be completed within 60 days after the end of each fiscal year). If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due based on the net asset value will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

            Under these procedures, shareholders will have to decide whether to tender their shares for repurchase without the benefit of having current information regarding the value of shares as of a date proximate to the
Valuation Date. The shareholder may inquire of the Fund, at the toll-free phone number indicated on the back cover of the Prospectus and the front cover of the
Statement of Additional Information, as to the share value last determined. In addition, there will be a substantial period of time between the date as of which shareholders must tender shares and the date they can expect to receive payment for their shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the
Fund representing the Fund's obligation to pay for repurchased shares. Payments for repurchased shares may be delayed under circumstances where the Fund has determined to redeem its shares in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

            A shareholder who tenders for repurchase only a portion of his shares will be required to maintain a minimum account balance of $500,000. If a shareholder tenders a portion of his shares and the repurchase of that portion would cause the shareholder's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the shares to be purchased from the shareholder so that the required minimum balance is maintained.

            Repurchases of shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

Special Considerations and Risks of Repurchases. In addition to the limitations and risks discussed elsewhere in this Prospectus, there are a number of other factors affecting share Repurchases that investors should consider, as summarized below:

o        Early Repurchase Fee . You may be subject to an Early Repurchase Fee, on shares that are repurchased if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of the shareholder's initial investment in the Fund.

o     Decrease in Fund  Assets.  Although the Board  believes  that the Fund's
         policy  of  making   repurchase   offers   will   generally   benefit
         shareholders by providing  liquidity,  the repurchase of shares could cause the Fund's total assets to decrease  unless offset by new sales of shares.  The Fund's  expense ratio might  therefore  increase as a result of  repurchases.  Repurchase  offers  might also  decrease the
         Fund's investment flexibility,  in part because of the Fund's need to hold liquid  assets to satisfy  repurchase  requests.  The impact may depend  on the  number of shares  that the Fund  repurchases  and the ability of the Fund to sell additional shares.

o        Asset Coverage for Borrowings. Repurchases of shares may significantly reduce the asset coverage for any Fund borrowings. The Fund may not repurchase shares if the repurchase results in its asset coverage levels falling below the requirements of the Investment Company Act. As a result, in order to be able to repurchase shares tendered, the Fund may be forced to repay all or a part of its outstanding borrowings to maintain the required asset coverage.

o        Forced Sale of Portfolio Securities. To complete a repurchase offer, the Fund might be required to sell portfolio securities to raise cash.
         This might cause the Fund to realize gains or losses at a time when the
         Manager would otherwise not want the Fund to do so. It might increase portfolio turnover and the Fund's portfolio transaction expenses, reducing the Fund's net income to distribute to shareholders.

o     Dividends,  Capital  Gains and  Taxes.  Certain  shareholders  may incur state tax liability upon the Fund's  repurchase of their shares.  See
         "Dividends, Capital Gains and Taxes."

MANDATORY REDEMPTION BY THE FUND

The Declaration of Trust provides that the Fund may redeem shares under certain circumstances, including if: ownership of the shares will cause the Fund to be in violation of certain laws; continued ownership of the shares may adversely affect the Fund; any of the representations and warranties made by a shareholder in connection with the acquisition of the shares was not true when made or has ceased to be true; or it would be in the best shares of the Fund to repurchase the shares.

Dividends, Capital Gains and Taxes

This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Dividends. The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Fund's shares, and any distributions made to the Fund by the underlying Portfolio Funds or Portfolio Accounts. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains Distributions. A Portfolio Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the
Fund will pay any capital gains distributions in a particular year.

Choice for Receiving Distributions. When you open your account, specify on your application how you want to receive your dividends and distributions. You have two options:

o     Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.

o     Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions.

Taxes. The Fund intends to qualify as a regulated investment company under the
Internal Revenue Code. That means that in each year it qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Fund shares.

You should be aware of the following tax implications of investing in the Fund:

o        Whether tax-exempt investors receive them in cash or reinvest them, dividends and capital gains distributions may be subject to state and local taxes.
o        Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your shares.
o        Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends and other distributions the
         Fund paid to you in the previous calendar year. The tax information the
         Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.
o        Because the Fund's share prices fluctuate, you may have a capital gain or loss when your shares are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the shares and the price you received when they were accepted for repurchase or exchange. Generally, when shares of the Fund you have tendered are repurchased, you must recognize any capital gain or loss on those shares.
o        If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable distribution.
o        You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

Additional Information About the Fund

The Fund's Voting Shares. Each share of the Fund represents an interest in the
Fund proportionately equal to the shares of each other share. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. The Fund's shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions) during the period. The financial highlights information for the period from January 2, 2003 to March 31, 2003 has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

Financial Highlights

OFI Tremont Market Neutral Hedge Fund

Selected data for a share of beneficial                           Period from January 2, 2003
interest outstanding throughout the period                       (commencement of operations)
                                                                       to March 31, 2003
                                                                 -----------------------------

Per Share Operating Data
Net asset value, beginning of period                                           $     1,000.00

Income (loss) from investment operations:
Net investment loss                                                                     (3.80)
Net unrealized gain                                                                     21.78
                                                                 -----------------------------
Total income from investment operations                                                 17.98
                                                                 -----------------------------
Net asset value, end of period                                                 $     1,017.98
                                                                 =============================

Total Return, at Net Asset Value*                                                        1.80%

Ratios / Supplemental Data
Net assets, end of period                                                      $   25,551,422
Ratios to average net assets:**
Net investment loss                                                                     (1.49)%
Expenses                                                                                 2.21%
Expenses, net of waiver of expenses by the Adviser                                       1.50%

Portfolio turnover***                                                                       0%

*Assumes an investment at the net asset value at the commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

**Annualized for periods of less than one full year.

***Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average value of investments in Investment Funds.

FINANCIAL HIGHLIGHTS

OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                                           SIX MONTHS ENDED      PERIOD FROM JANUARY 2, 2003
SELECTED DATA FOR A SHARE OF BENEFICIAL                   SEPTEMBER 30, 2003     (COMMENCEMENT OF OPERATIONS)
INTEREST OUTSTANDING THROUGHOUT THE PERIOD                    (UNAUDITED)             TO MARCH 31, 2003
                                                       -------------------------------------------------------

     PER SHARE OPERATING DATA

     Net asset value, beginning of period                 $ 1,017.98                         $1,000.00

     Income (loss) from investment operations:
     Net investment loss                                       (7.39)                            (3.80)
    Net unrealized gain                                        39.37                             21.78
                                                       -------------------------------------------------------
     Total income from investment operations                   31.98                             17.98
                                                       -------------------------------------------------------
     Net asset value, end of period                       $ 1,049.96                         $1,017.98
                                                       =======================================================

TOTAL RETURN, AT NET ASSET VALUE*                               3.14%                             1.80%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period                                 $28,384,310                        $25,551,422
Ratios to average net assets: **
     Net investment loss                                        (1.49)%                            (1.49)%
     Expenses                                                    1.77%                             2.21%
     Expenses, net of waiver of expenses by the Adviser          1.50%                             1.50%

Portfolio turnover***                                               0%                                0%

  *Assumes an investment at the net asset value on the first business day of the period noted, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the period noted. Total returns are not annualized For periods of less than one full year.
  **Annualized for periods of less than one full year.
 ***Represents the lesser of purchases or sales of investments in Investment
    Funds divided by the average value of investments in Investment Funds.

Table of Contents of the Statement of Additional  Information  dated September
19, 2003
------------------------------------------------------------------------------

This is the Table of Contents of the Fund's Statement of Additional Information
dated September 19, 2003. It should be read together with the Prospectus. You can obtain the Statement of Additional Information by writing to the Fund's
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217, or by calling the Transfer Agent at the toll-free number shown on the back cover.

Contents
------------------------------------------------------------------------------

APPENDIX A

INVESTOR CERTIFICATION

     I hereby certify that I am: (A) an irrevocable trust that has a net worth*
in excess in $1.5 million (the "Net Worth Requirement); (B) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (C) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (D) a participant-directed Plan and the person making the investment meets the Net
Worth Requirement; (E) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of
Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (F) an entity referred to in clause E(i), (ii)
or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am exempt from Federal income tax.

          I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the
Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

          I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Repurchases of Shares"
provisions in the prospectus.

          I certify that I am a United States person within the meaning of the
Code and that my U.S. taxpayer identification number and address, as it appears in your records, is true and correct. I further certify under penalties of perjury that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal
Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that
I am no longer subject to backup withholding.**

          If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the
Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under
ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the
Plan and the Fiduciary; and (iii) the risks associated with an investment in the
Fund and the fact that I will be unable to redeem the investment. However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

          By signing below, I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify
OppenheimerFunds, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

* As used herein, "net worth" means the excess of total assets at fair market value over total liabilities. ** The Investor must cross out item (2) if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

NOTE: If the shareholders of a joint account are not spouses, both shareholders must sign this certification.

By:  __________________________     Print Name (and Title, if applicable):
----------------------

By:  __________________________     Print Name (and Title, if applicable):
----------------------

OFI Tremont Market Neutral Hedge Fund
6803 South Tucson Way
Centennial, Colorado  80112
1.800.858.9826

Adviser
OFI Institutional Asset Management, Inc.
Two World Financial Center
225 Liberty Street
New York, New York  10281-1008

Investment Manager
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Rye, New York 10580
1.914.925.1884

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, New York  10281-1008

Transfer Agent
OppenheimerFunds Services
6803 South Tucson Way
Centennial, CO  80112

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, NY  10043

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY  10036

Fund Counsel
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, NY 10036

Special Fund Counsel
Schulte, Roth & Zabel LLP
919 Third Avenue
New York, NY 10022

                            INFORMATION AND SERVICES
For More Information on OFI Tremont Market Neutral Hedge Fund The following additional information about the Fund is available without charge upon request:

Statement of Additional Information. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports. Additional information about the Fund's investments and performance is available in the Fund's Annual Reports to shareholders.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

---------------------------------------------------------------------------

By Telephone:

---------------------------------------------------------------------------
Call OppenheimerFunds Services toll-free: 1.800.858.9826
---------------------------------------------------------------------------

By Mail:

---------------------------------------------------------------------------
---------------------------------------------------------------------------

Write to:

---------------------------------------------------------------------------
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270
---------------------------------------------------------------------------

On the Internet:

---------------------------------------------------------------------------
---------------------------------------------------------------------------

You can send us a request by e-mail or read or download documents on the
OppenheimerFunds web site:

---------------------------------------------------------------------------
www.oppenheimerfunds.com
  Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
  D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the
  Fund are available on the EDGAR database on the SEC's Internet web site at
  HTTP://WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
                                          The     Fund's     shares     are
distributed by:
                                          OppenheimerFunds     Distributor,
Inc.

The Fund's SEC File No. is 811- 21109
PRO481.002.0903  Printed on recycled paper.

                      OFI Tremont Market Neutral Hedge Fund

                               November ____, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                           Two World Financial Center
                               225 Liberty Street
                          New York, New York 10281-1008
                                 (212) 323-0200
                            toll-free (800) 858-9826

            This Statement of Additional Information ("SAI") is not a
prospectus. This SAI relates to and should be read in conjunction with the prospectus of OFI Tremont Market Neutral Hedge Fund (the "Fund"), dated November
_____, 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

            This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                      - i -

                                TABLE OF CONTENTS

36

                        INVESTMENT POLICIES AND PRACTICES
            The investment objective and principal investment strategies of the
Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

            The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the
Fund ("shares"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a)
of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

o.....Issue       senior securities, except to the extent permitted by Section
                  18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the "SEC").

o                 Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the
                  SEC.

o                 Underwrite securities of other issuers, except insofar as the
                  Fund may be deemed an underwriter under the Securities Act of
                  1933, as amended, in connection with the disposition of its portfolio securities.

o                 Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase
                  agreements except as permitted under the Investment Company
                  Act.

o                 Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

o                 Invest in commodities or commodity contracts, except that the
                  Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

o

            Invest25% or more of the value of its total assets in the
                  securities (other than U.S. Government securities) of issuers engaged in any single industry; provided, however, that the
                  Fund will invest 25% or more of the value of its total assets in Portfolio Funds that pursue market neutral investment
                  strategies (except temporarily during any period of adverse market conditions affecting Portfolio Funds that pursue such strategies), but will not invest 25% or more of the value of its total assets in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in
Appendix A to this Statement of Additional Information. This is not a fundamental policy.

      Currently, under the Investment Company Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

      The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivates, hedging instruments, options or futures.

      With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the
Fund's assets are invested, but will apply to investments made by the Fund.

      The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the
Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

            As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ market neutral investment strategies. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio
Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES

            The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

            Portfolio Managers may generally invest Portfolio Funds and
Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

            Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by
U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

            Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization
(a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

            A Portfolio Fund's or Portfolio Account's investments in
non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

            Portfolio  Funds and  Portfolio  Accounts may invest in equity and fixed-income  securities of non-U.S.  issuers and in depositary receipts, such as American  Depositary  Receipts ("ADRs"),  that represent indirect interests in  securities of non-U.S.  issuers.  Non-U.S.  securities in which  Portfolio
Funds and Portfolio  Accounts may invest may be listed on non-U.S.  securities exchanges or traded in non-U.S.  over-the-counter  markets or may be purchased in private  placements  and not be publicly  traded.  Investments  in non-U.S.
securities  are affected by risk factors  generally  not thought to be present
in  the  U.S.  These  factors  are  listed  in  the  prospectus   under  "Risk
Factors--Non-U.S. Investments."

            As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S.
currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.
Forward contracts are transactions involving the Portfolio Fund's or Portfolio
Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or
Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio
Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security.
This technique would allow the Portfolio Fund or Portfolio Account to "lock in"
the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S.
securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio
Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

            ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository
Receipts are not obligated to disclose material information in the United
States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

            The Fund, Portfolio Funds and Portfolio Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as
Tremont Partners, Inc., the Fund's investment manager, or Portfolio Managers deem appropriate under the circumstances. The Fund or Portfolio Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government
Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the
Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

            Repurchase agreements are agreements under which the Fund, a
Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio
Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

            Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account.
Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

            Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

            DERIVATIVES. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

            Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

            If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A
Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the
Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

            OPTIONS AND FUTURES. The Portfolio Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a
Portfolio Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

            The Portfolio Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated
exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio
Account owns the underlying security. The sale of such an option exposes a
Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

            A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

            The use of derivatives that are subject to regulation by the
Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and
Portfolio Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and
Portfolio Accounts and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund intends to monitor use of futures and related options by Portfolio Funds and
Portfolio Accounts to help assure compliance with this limitation. If applicable
CFTC rules change, such percentage limitations may change or different conditions may be applied to the Fund's use of certain derivatives.

            Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United
States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

            Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

            Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

            Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

            Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

            Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

            OPTIONS ON SECURITIES INDEXES. Some or all of the Portfolio Managers
may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the
Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

            WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

            SWAP AGREEMENTS. The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio
Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

            Most swap agreements entered into by a Portfolio Fund or Portfolio
Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio
Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

            To achieve investment returns equivalent to those achieved by a
Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.
The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

            A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio
Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or
Portfolio Account generally will receive collateral consisting of cash, U.S.
Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

            To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

            Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio
Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or
Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the
Portfolio Fund or Portfolio Account may incur a loss.

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES
REPURCHASE OFFERS

            As discussed in the prospectus, offers to repurchase shares will be made by the Fund at such times and on such terms as may be determined by the
Board of Trustees of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the
Fund should repurchase shares from shareholders pursuant to written tenders, the
Board will consider the recommendation of OFI Institutional Asset Management,
Inc. ("OFI Institutional"), the Fund's investment adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

            The Board will cause the Fund to make offers to repurchase shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all shareholders. When the Board determines that the
Fund will repurchase shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their shares from OFI Institutional during such period. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder.

            As discussed in the prospectus, the Fund will issue notes to tendering shareholders in connection with the repurchase of shares. Upon its acceptance of tendered shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or
(iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

            Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than Tremont would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Tremont intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of shares.

MANDATORY REDEMPTIONS

            As noted in the prospectus, the Fund has the right to redeem shares under certain circumstances. Such mandatory redemptions may be made if:

o     shares  have been  transferred  or shares  have  vested in any person by operation  of law as the result of the  death,  dissolution, bankruptcy or incompetency of a shareholder;

o     ownership  of  shares  will  cause  the Fund to be in  violation  of, or subject the Fund to  additional  registration  or regulation under,  the  securities,  commodities  or other  laws of the
                  U.S. or any other relevant jurisdiction;

o                 continued ownership of such shares may be harmful or injurious to the business or reputation of the Fund or OFI
                  Institutional, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

o                 any of the representations and warranties made by a
                  shareholder in connection with the acquisition of shares was not true when made or has ceased to be true; or

o                 it would be in the best interests of the Fund to redeem shares or portion thereof.

TRANSFERS OF SHARES

            No shareholder will be permitted to transfer shares of the Fund unless after such transfer the value of the shares remaining is at least equal to Fund's minimum investment requirement.

                                    BOARD OF TRUSTEES

            The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees have appointed an Audit Committee, comprised of Messrs. Wold,
Wickler and Abdow, all of whom are independent Trustees. The Board of Trustees does not have a standing nominating or compensation committee.

      The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. Other functions of the Audit Committee include: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditor regarding the adequacy of the Fund's internal accounting procedures and controls; and
(iii) establishing a separate line of communication between the Fund's independent auditors and its Non-Affiliated Trustees.

      Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Non-Affiliated Trustees, selected Ernst &
Young LLP ("Ernst & Young") as auditors of the Fund. Ernst & Young also serves as auditors for certain other funds for which the Manager acts as investment advisor.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed below. Each of the Trustees except Mr. Murphy and Mr. Walcott are independent trustees, as defined in the Investment Company Act. Mr. Murphy is an
"interested trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Walcott is an "interested trustee" by virtue of his former position as an officer of the Manager's parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event his affiliation with the Manager is terminated, he will resign as a trustee of the
Fund and the other Board IV Funds for which he is a trustee or director. All information is as of December 31, 2002. All of the Trustees are Trustees or
Managers of the following Oppenheimer funds (referred to as "Board IV Funds"):

                  Oppenheimer Tremont Market Neutral Fund LLC
                    Oppenheimer Tremont Opportunity Fund LLC
                          Oppenheimer Real Estate Fund
                        Oppenheimer Multi Cap Value Fund
                      OFI Tremont Market Neutral Hedge Fund
                    OFI Tremont Core Diversified Hedge Fund
                      Oppenheimer International Value Fund
                 Oppenheimer International Large Cap Core Fund
                       Oppenheimer Total Return Bond Fund

      Messrs. Murphy, Wixted and Zack and Mses. Feld and Ives who are officers of the Fund, respectively hold the same offices with the other Oppenheimer funds. Ms. Lee is also an officer of the Fund. As of the date of this Statement of Additional Information, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board IV funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

The address of each Trustee and Interested Trustee in the charts below is 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald J. Abdow,    President (since 1959) of Abdow           $0         Over
Trustee since 2002, Corporation (operator of restaurants);               $100,000
Age:  71            Trustee of the following real estate
                    businesses (owners and operators of
                       restaurants): G&R Realty Co. Trust
                    (since 1978), G&R Trust (since 1973),
                     Abdow Partnership (since 1975), Auburn
                    Associates (since 1983); Hazard
                    Associates (since 1985); Chairman (since
                    1996) of Western Mass Development Corp.
                      (non-profit development); Chairman of
                    American International College
                    (non-profit college); Trustee (since
                    1993) of MML Series Investment Fund and Trustee (since 1994)
                    of MassMutual Institutional Funds (MMIF) (open-end
                    investment companies). Oversees 11 portfolios in the
                    OppenheimerFunds
                    complex.*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph M. Wikler,   Self-employed as an investment            $0         $10,001-$50,000
Trustee since       consultant; a director (since 1996) of
2002,               Lakes Environmental Association, and
Age: 62             Medintec (since 1992) and Cathco (since
                    1995) (medical device companies); and a member of the
                    investment committee of the Associated Jewish Charities of
                    Baltimore (since 1994); formerly a director of
                    Fortis/Hartford mutual funds (1994 - December 2001).
                    Oversees 9 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Peter I. Wold,      President of Wold Properties, Inc. (an    $0         Over
Trustee since       oil and gas exploration and production               $100,000
2002,               company); Vice President, Secretary and
Age: 55             Treasurer of Wold Trona Company, Inc.
                    (soda ash processing and production);
                      Vice President of Wold Talc Company,
                    Inc. (talc mining); Managing Member, Hole-in-the-Wall Ranch
                    (cattle ranching); formerly Director and Chairman of the
                    Board, Denver Branch of the Federal Reserve Bank of Kansas
                    City (1993-1999) and Director of PacifiCorp. (1995 - 1999),
                    an electric utility. Oversees 9 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                 Interested Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Eustis Walcott,     Principal with Ardsley Associates (since  $0         $10,001-$50,000
                    2000) (consulting firm); formerly Senior
Trustee since       Vice President, MassMutual Financial
2002,               Group (May 1990 - July 2000). Trustee
Age: 65             (since 2000) of Cornerstone Real Estate
                      Advisors and MML Investors Services,
                    Trustee of OFI Trust Company (since 2001) and of the
                    American International College (since 1995). Oversees 9
                    portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      The address of Mr. Murphy in the chart below is Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                Principal Occupation(s) During Past 5     Dollar    Aggregate
                                                                          Dollar
                     Years;                                              Range Of
                                                                          Shares
                     Other Trusteeships/Directorships Held by  Range of  Beneficially
Position(s) Held     Trustee;                                  Shares    Owned in
with Fund,                                                     Beneficialany of the
Length of Service;   Number of Portfolios in Fund Complex      Owned in  Oppenheimer
Age                  Currently Overseen by Trustee             the Fund  Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                            2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,      Chairman, Chief Executive Officer and     $0        $0
President, Trustee   director (since June 2001) and President
and Chairman of the  (since September 2000) of the Manager;
Board,               President and a director or trustee of
Trustee since 2002   other Oppenheimer funds; President and a
Age: 53              director (since July 2001) of
                     Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a
                     holding company subsidiary of the Manager); a director
                     (since November 2001) of OppenheimerFunds Distributor, Inc.
                     (a subsidiary of the Manager); Chairman and a director
                     (since July 2001) of Shareholder Services, Inc. and of
                     Shareholder Financial Services, Inc. (transfer agent
                     subsidiaries of the Manager); President and a director
                     (since July 2001) of OppenheimerFunds Legacy Program (a
                     charitable trust program established by the Manager); a
                     director of the investment advisory subsidiaries of the
                     Manager: OFI Institutional Asset Management, Inc. and
                     Centennial Asset Management Corporation (since November
                     2001), HarbourView Asset Management Corporation and OFI
                     Private Investments, Inc. (since July 2001); President
                     (since November 1, 2001) and a director (since July 2001)
                     of Oppenheimer Real Asset Management, Inc.; a director
                     (since November 2001) of Trinity Investment Management
                     Corp. and Tremont Advisers, Inc. (Investment advisory
                     affiliates of the Manager); Executive Vice President (since
                     February 1997) of Massachusetts Mutual Life Insurance
                     Company (the Manager's parent company); a director (since
                     June 1995) of DLB Acquisition Corporation (a holding
                     company that owns the shares of David L. Babson & Company,
                     Inc.); formerly, Chief Operating Officer (September
                     2000-June 2001) of the Manager; President and trustee
                     (November 1999-November 2001) of MML Series Investment Fund
                     and MassMutual Institutional Funds (open-end investment
                     companies); a director (September 1999-August 2000) of C.M.
                     Life Insurance Company; President, Chief Executive Officer
                     and director (September 1999-August 2000) of MML Bay State
                     Life Insurance Company; a director (June 1989-June 1998) of
                     Emerald Isle Bancorp and Hibernia Savings Bank (a
                     wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                     74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Mr.
Zack and Mses. Lee and Feld, Two World Financial Center, 225 Liberty Street,
New York, NY 10281-1008, for Messrs. Masterson, Vottiero and Wixted and Mses.
Bechtolt and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                          Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,               Senior Vice President and Treasurer (since March
Treasurer, Principal           1999) of the Manager; Treasurer (since March 1999)
Financial and Accounting       of HarbourView Asset Management Corporation,
Officer since 2002             Shareholder Services, Inc., Oppenheimer Real Asset
Age: 43                        Management Corporation, Shareholder Financial
                               Services, Inc., Oppenheimer Partnership Holdings,
                               Inc., OFI Private Investments, Inc. (since March
                               2000), OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (since May 2000)
                               and OFI Institutional Asset Management, Inc. (since
                               November 2000); Treasurer and Chief Financial
                               Officer (since May 2000) of Oppenheimer Trust
                               Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. and OppenheimerFunds
                               Legacy Program (since April 2000); formerly
                               Principal and Chief Operating Officer (March
                               1995-March 1999) of Bankers Trust Company-Mutual
                               Fund Services Division. An officer of 90 portfolios
                               in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,               Assistant Vice President of the Manager  (since
Assistant Treasurer since 2002 September 1998); formerly Manager/Fund Accounting
Age: 39                        (September 1994-September 1998) of the Manager. An
                               officer of 90 portfolios in the OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,               Vice President/Fund Accounting of the Manager (since
Assistant Treasurer since 2002 March 2002; formerly Vice President/Corporate
Age: 40                        Accounting of the Manager (July 1999-March 2002)
                               prior to which he was Chief Financial Officer at
                               Sovlink Corporation (April 1996-June 1999). An
                               officer of 90 portfolios in the OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,                Senior Vice President (since May 1985) and General
Secretary since 2002           Counsel (since February 2002) of the Manager;
Age: 54                        General Counsel and a director (since November 2001)
                               of OppenheimerFunds Distributor, Inc.; Senior
                               Vice President and General Counsel (since
                               November 2001) of HarbourView Asset Management
                               Corporation; Vice President and a director (since
                               November 2000) of Oppenheimer Partnership
                               Holdings, Inc.; Senior Vice President, General
                               Counsel and a director (since November 2001) of
                               Shareholder Services, Inc., Shareholder Financial
                               Services, Inc., OFI Private Investments, Inc.,
                               Oppenheimer Trust Company and OFI Institutional
                               Asset Management, Inc.; General Counsel (since
                               November 2001) of Centennial Asset Management
                               Corporation; a director (since November 2001) of
                               Oppenheimer Real Asset Management, Inc.;
                               Assistant Secretary and a director (since
                               November 2001) of OppenheimerFunds International
                               Ltd.; Vice President (since November 2001) of
                               OppenheimerFunds Legacy Program; Secretary (since
                               November 2001) of Oppenheimer Acquisition Corp.;
                               formerly Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel
                               (May 1981-October 2001) of the Manager; Assistant
                               Secretary of Shareholder Services, Inc. (May
                               1985-November 2001), Shareholder Financial
                               Services, Inc. (November 1989-November 2001);
                               OppenheimerFunds International Ltd. And
                               Oppenheimer Millennium Funds plc (October
                               1997-November 2001). An officer of 90 portfolios
                               in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,             Vice President and Senior Counsel (since July 1999)
Assistant Secretary since 2002 of the Manager; Vice President (since June 1990) of
Age: 45                        OppenheimerFunds Distributor, Inc.; Director, Vice
                               President and Assistant Secretary (since June 1999)
                               of Centennial Asset Management Corporation; Vice
                               President (since 1997) of Oppenheimer Real Asset
                               Management, Inc.; formerly Vice President and
                               Associate Counsel of the Manager (June 1990-July
                               1999). An officer of 90 portfolios in the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,              Vice President and Assistant Counsel (since June
Assistant Secretary since 2002 1998) of the Manager; Vice President (since 1999) of
Age: 37                        OppenheimerFunds Distributor, Inc.; Vice President
                               and Assistant Secretary (since 1999) of Shareholder
                               Services, Inc.; Assistant Secretary (since December
                               2001) of OppenheimerFunds Legacy Program and
                               Shareholder Financial Services, Inc.; formerly
                               Assistant Vice President and Assistant Counsel of
                               the Manager (August 1997-June 1998); Assistant
                               Counsel of the Manager (August 1994-August 1997). An
                               officer of 90 portfolios in the OppenheimerFunds
                               complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,                   Assistant Vice President and Assistant Counsel of
Assistant Secretary since 2002 the Manager (since December 2000); formerly an
Age: 33                        attorney and Assistant Secretary of Van Eck Global
                               (until December 2000). An officer of 7 portfolios in
                               the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,           Vice President and Assistant Counsel of the Manager
Assistant Secretary since 2002 (since July 1998); formerly, an associate with
Age: 39                        Davis, Graham, & Stubbs LLP (January 1997-June
                               1998). An officer of 90 portfolios in the
                               OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal period ended March 31,
2003. The compensation from all of the Board IV Funds represents compensation received as a trustee, manager or member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2002.

COMPENSATION

--------------------------------------------------------------------------
Manager Name and Other Fund          Aggregate        Total Compensation
                                                      From Fund and Fund
                                                       Complex Paid to
                                 Compensation from    Managers (4 funds)
Position(s) (as applicable)            Fund1                 2, *
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ronald J. Abdow                        $1,000              $18,000
Audit Committee Member
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Eustis Walcott                         $1,000              $18,000
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Joseph M. Wikler                       $1,000              $18,000
Audit Committee Chairman
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Peter I. Wold                          $1,000              $18,000
Audit Committee Member
--------------------------------------------------------------------------
1. Aggregate Compensation from Fund includes fees and deferred compensation, if any, for a Manager.
2. Total Compensation includes compensation paid only by the following Board IV
   Funds which began operations prior to December 31, 2002: Oppenheimer Real
   Estate Fund, Oppenheimer Multi Cap Value Fund, Oppenheimer Tremont Market
   Neutral Fund, LLC and Oppenheimer Tremont Opportunity Fund, LLC.

* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

            The Managers who are not employees of OFI, including its affiliates, are each paid an annual retainer of $16,000 and per meeting fees of $500. The other Managers receive no annual or other fees from the Fund. All Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses.
The Managers do not receive any pension or retirement benefits from the Fund.
The officers of the Fund do not receive any additional compensation from the
Fund.

            The Trustees serve on the Board for terms of indefinite duration. A
Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A
Trustee may resign upon 90 days' prior written notice to the other Trustees, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders. The Trustees will render assistance to shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, OFI Institutional may manage and control the
Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

                          INVESTMENT ADVISORY SERVICES
THE INVESTMENT ADVISER

            OFI Institutional  Asset  Management,  Inc. (the "Adviser" or "OFI
Institutional")  serves  as the  Fund's  investment  adviser,  subject  to the ultimate  supervision  of and  subject  to  any  policies  established  by the
Board. OFI Institutional Asset Management,  Inc. is a wholly-owned  subsidiary of  OppenheimerFunds,  Inc., which is in turn is a wholly-owned  subsidiary of
Oppenheimer  Acquisition   Corporation,   which  in  turn  is  a  wholly-owned
subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

            Pursuant to the terms of an investment advisory agreement entered into between the Fund and OFI Institutional dated as of January 2, 2003 (the
"Advisory Agreement"), OFI Institutional is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the
Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

            OFI Institutional is authorized, subject to the approval of the
Board and Trustees, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist
OFI Institutional in providing these services, subject to the requirement that
OFI supervise the rendering of any such services to the Fund by its affiliates.

            As compensation for services required to be provided by OFI
Institutional under the Advisory Agreement, the Fund will pay OFI Institutional a monthly fee (the "Management Fee") computed at the annual rate of 1.25% of the aggregate value of outstanding shares determined as of the last day of the month
(before any repurchases of shares, as defined below).

            The Advisory Agreement was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on October
21, 2002, and was approved on December 16, 2002 by OppenheimerFunds, Inc., of which OFI Institutional is a wholly-owned subsidiary, as the then sole shareholder of the Fund on behalf of OFI Institutional. The Independent Trustees were provided with data as to the qualifications of the Investment Adviser's personnel and the quality and extent of the services rendered to investment companies. The Board particularly considered: (1) the investment record of the
Investment Adviser, and its immediate parent, OppenheimerFunds, Inc. ("OFI") in managing other investment companies for which they act as investment adviser, and (2) data as to investment performance, advisory fees and expense ratios of other investment companies not advised by the Investment Adviser or OFI but believed to be in the same overall investment and size category as the Fund. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the Advisory Agreement, including the investment advisory fee, in light of all of the surrounding circumstances, and found the Advisory Agreement to be fair and reasonable and in the best interests of the Fund.

            The Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent
Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days'
prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by OFI Institutional. The Advisory Agreement
also provides that it will terminate automatically in the event of its
"assignment," as defined by the Investment Company Act and the rules thereunder.

            The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement,
OFI Institutional is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that OFI Institutional may act as investment adviser for any other person, firm or corporation and use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If OFI Institutional shall no longer act as investment adviser of the Fund, OFI Institutional may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

            OFI Institutional or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company
Act at OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street,
New York, NY 10281-1008.

|X| Portfolio Proxy Voting. OppenheimerFunds, Inc. has delegated to Tremont
Partners, Inc., as the Fund's investment sub-adviser, responsibility for voting proxies relating to securities owned by the Fund. The Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders. For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the
Fund has adopted the OppenheimerFunds Portfolio Proxy Voting Policies and
Procedures. The OppenheimerFunds Proxy Voting Guidelines on routine and non-routine proxy proposals are summarized below.
o  The Fund would vote with the recommendation of the issuer's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o  In general, the Fund would oppose anti-takeover proposals and supports elimination of anti-takeover proposals, absent unusual circumstances.
o  The Fund would support shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o The Fund would oppose proposals to classify the board of directors. o The Fund would support proposals to eliminate cumulative voting. o The Fund would oppose re-pricing of stock options. o The Fund would generally consider executive compensation questions such
   as stock option plans and bonus plans to be ordinary business activity. The
   Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund would generally support management proposals, the Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at WWW.SEC.GOV.

THE INVESTMENT MANAGER

            As authorized by the Advisory Agreement, Tremont Partners, Inc.
("Tremont"), an affiliate of OFI Institutional, has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of OFI Institutional. Tremont is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of the Fund for investment among the Portfolio Managers. In addition, Tremont is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio Accounts. Tremont is a majority owned subsidiary of
Oppenheimer Acquisition Corporation, which in turn is a wholly owned subsidiary of MassMutual.

            Tremont provides services to the Fund pursuant to the terms of a sub-advisory agreement entered into between OFI Institutional and Tremont dated as of November 20, 2001 (the "Sub-Advisory Agreement"). In consideration of the services provided by Tremont, OFI Institutional pays a monthly fee to Tremont equal to 50% of the amount of the Management Fee earned by OFI Institutional pursuant to the Advisory Agreement.

            The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on October
21, 2002, and was approved December 16, 2002 by OppenheimerFunds, Inc., of which
OFI Institutional is a wholly-owned subsidiary, as the then sole shareholder of the Fund on behalf of OFI Institutional. As in the case of the Advisory
Agreement, the Independent Trustees were provided with data as to the qualifications of the Investment Manager's personnel and the quality and extent of its advisory services. The Board particularly considered Tremont's investment record in managing multi-manager hedge funds. In arriving at a decision, the
Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the Sub-Advisory Agreement, including the investment advisory fee, in light of all of the surrounding circumstances, and found the Sub-Advisory Agreement to be fair and reasonable and in the best interests of the Fund.

            The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent
Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; by OFI Institutional; or by Tremont.
The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

            The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement,
Tremont is not liable to the Fund or to Institutional for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that Tremont may act as investment adviser for any other person, firm or corporation and use the name
"Tremont" in connection with other investment companies for which it may act as investment adviser. If Tremont shall no longer act as investment manager of the
Fund, Tremont may withdraw the right of the Fund to use the name "Tremont" as part of its name.

FUND EXPENSES

            The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by OFI
Institutional pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following: o all costs and expenses directly related to investment transactions and
                  positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and
                  commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;
o                 all costs and expenses associated with the operation and
                  registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable Federal and state laws;
o                 all costs and expenses associated with the organization and operation of separate investment funds managed by Portfolio
                  Managers retained by the Fund;
o                 the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;
o                 the fees and disbursements of Fund counsel, legal counsel to the Independent Trustees, Managers, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;
o     the Management Fee;
o     the  fees   payable   to   custodians   and  other   persons   providing
                  administrative services to the Fund;
o     the costs of a fidelity  bond and any  liability  insurance  obtained on behalf of the Fund or the Board;
o     all costs and  expenses  of  preparing,  setting in type,  printing  and
                  distributing    reports   and   other    communications   to
                  shareholders; and
o     such other types of  expenses  as may be  approved  from time to time by the Board of Trustees.

            The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund.
The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODES OF ETHICS

            The Fund, OFI Institutional, Tremont and OppenheimerFunds
Distributor, Inc. ("OFDI"), the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Trustees and the officers and directors of OFI Institutional and
Tremont, as well as employees of OFI Institutional and Tremont having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

            The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the
EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

                              CONFLICTS OF INTEREST
OFI INSTITUTIONAL

            OFI Institutional and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. OFI
Institutional and its officers or employees who assist in providing services to the Fund will be engaged in substantial activities other than on behalf of the
Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by OFI Institutional. OFI Institutional and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

TREMONT

            Tremont also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the
Fund ("Tremont Accounts"). The Fund has no interest in these activities. Tremont and the investment professionals who, on behalf of Tremont, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Tremont Accounts.
Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

            Tremont expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain
Tremont Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, Tremont will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Tremont Accounts. There may be circumstances, however, under which Tremont will cause one or more Tremont Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which Tremont will commit the Fund's assets. There also may be circumstances under which Tremont will consider participation by Tremont Accounts in investment opportunities in which
Tremont does not intend to invest on behalf of the Fund, or vice versa.

            Tremont will evaluate for the Fund and for each Tremont Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a
Tremont Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the
Fund and the Tremont Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Tremont Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Tremont Accounts. Accordingly, the future performance of the Fund and the Tremont Accounts will vary.

            When Tremont determines that it would be appropriate for the Fund and one or more Tremont Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that Tremont believes to be fair and equitable, consistent with its responsibilities under applicable law.
Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Tremont
Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and Tremont will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

            Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by Tremont for the Tremont
Accounts. Such situations may be based on, among other things, the following:
(1) legal restrictions or other limitations (including limitations imposed by
Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Tremont Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Tremont Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Tremont Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.
See "Other Matters" below.

            Directors, officers, employees and affiliates of Tremont may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of Tremont, or by Tremont for the Tremont Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

            Except in accordance with applicable law, OFI Institutional, Tremont and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the
Fund may effect certain principal transactions in securities with one or more accounts managed by OFI Institutional or Tremont, except for accounts as to which OFI Institutional, Tremont or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from OFI Institutional, Tremont or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where Tremont has determined it would be appropriate for the Fund to purchase (or sell), and Tremont or OFI Institutional has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

            Future investment activities of OFI Institutional, Tremont and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS
            This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the
"Code"), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss tax consequences that may be relevant to persons who are neither U.S. persons within the meaning of the Code nor persons exempt from
Federal income tax.

Tax Treatment of Fund Operations

      Qualification as a Regulated Investment Company. As a regulated investment company, the Fund is not subject to Federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of "other issuers". As to each of those
"other issuers", the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Code, by December
31 of each year, the Fund must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98%
of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Fund will meet those requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Unrelated Business Taxable Income

      Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains.1 This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Accordingly, a tax-exempt U.S.
person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS
            Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of
1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to
ERISA but is subject to the prohibited transaction rules of Section 4975 of the
Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the
Fund.

            ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the
ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax
Aspects--Certain Issues Pertaining to Specific Exempt Organizations") and the
projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the
ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

            Because the Fund is registered as an investment company under the
Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, OFI Institutional and Tremont will not be fiduciaries within the meaning of ERISA by reason of their authority with respect to the
Fund.

            A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

            Certain prospective Benefit Plan Members may currently maintain relationships with OFI Institutional, Tremont or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any
Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and
Benefit Plan assets for the benefit of a party in interest and also prohibits
(or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.
ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the
Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

            The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential
Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of shares.

                                    BROKERAGE
            Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio
Account that it manages and for the allocation of brokerage. Transactions on
U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

            In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities.
Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The
Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund's organizational documents.

            Consistent with the principle of seeking best price and execution, a
Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio
Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio
Manager in providing services to the Portfolio Fund or a Portfolio Account.

            It is anticipated that Portfolio Managers (including each Portfolio
Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by Tremont to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                               VALUATION OF ASSETS
            The Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

            Equity securities, puts, calls and futures traded on a U.S.
            securities exchange or on NASDAQ are valued as follows:

                  (1)if last sale information is regularly reported, they are valued at the last reported sale price on the principal
                     exchange on which they are traded or on NASDAQ, as
                     applicable, on that day, or

                  (2)if last sale information is not available on a valuation date, they are valued at the last reported sale price
                     preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation
                     date.

            Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

                  (1)at the last sale price available to the pricing service approved by the Board of Trustees, or

                  (2)at the last sale price obtained by OppenheimerFunds, Inc.
                     ("OFI") from the report of the principal exchange on which the security is traded at its last trading session on or
                     immediately before the valuation date, or

                  (3)at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market
                     makers in the security.

            The following securities are valued at the mean between the "bid"
            and "asked" prices determined by a pricing service approved by the
            Board of Trustees or obtained by OFI from two active market makers in the security on the basis of reasonable inquiry:

                  (1)debt instruments that have a maturity of more than 397
                     days when issued,

                  (2)debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60
                     days,

                  (3)non-money market debt instruments that had a maturity of
                     397 days or less when issued and which have a remaining
                     maturity of 60 days or less, and
                  (4)puts, calls and futures that are not traded on an exchange or on NASDAQ.

            Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

            Securities (including restricted securities) not having
            readily-available market quotations are valued at fair value determined under procedures established by the Board of Trustees. If
            OFI is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
            prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The
            Fund's interests in Portfolio Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Board of Trustees. As described in the prospectus, with respect to its interests in
            Portfolio Funds, the Fund will normally rely on valuation
            information provided by Portfolio Managers as being the "fair value"
            of such investments. The Board of Trustees, however, will consider such information provided by Portfolio Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Portfolio Manager does not represent the "fair value" of the Fund's interests in
            Portfolio Funds.

            In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, OFI may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). OFI will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

            The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that OFI has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                    INDEPENDENT AUDITORS AND LEGAL COUNSEL
            Ernst  & Young  LLP  serves  as the  independent  auditors  of the
Fund. Its principal business address is 5 Times Square, New York, NY 10036.

            Mayer, Brown, Rowe & Maw, New York, New York, acts as Fund Counsel and Independent Trustee Counsel, and Schulte Roth & Zabel LLP, New York, New
York, acts as Special Fund Counsel.

                                    CUSTODIAN
      Citibank, N.A. (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S.
subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by OFI
Institutional or Tremont or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 111 Wall Street, New
York, New York 10005

                                 CONTROL PERSONS
            OppenheimerFunds, Inc. ("OFI"), the immediate parent of OFI
Institutional, has invested $100,000 in the Fund in order to provide the Fund's initial capital, and has been the sole shareholder of the Fund. OFI will invest an additional $25 million in the Fund at the closing of the initial offering for investment purposes. Shares held by OFI and Tremont may constitute more than 25%
of the Fund's shares when the Fund's operations commence upon the closing of the initial offering of shares, depending on the aggregate investments made in the
Fund by other persons. By virtue of their ownership of more than 25% of the
Fund's outstanding shares, OFI and MassMutual (which controls OFI and Tremont), may be deemed to control the Fund and (depending on the value of shares then held by other shareholders) may be in a position to control the outcome of voting on matters as to which shareholders are entitled to vote. OFI is a corporation organized under the laws of Colorado and maintains its principal office at Two World Financial Center, 225 Liberty Street, New York, NY
10281-1008. MassMutual is a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts and maintains its principal office at
1295 State Street, Springfield, Massachusetts 01111.

            As of the commencement of the Fund's operations, OFI and MassMutual were the only persons owning of record or beneficially 5% or more of the Fund's outstanding shares.

                         SUMMARY OF DECLARATION OF TRUST
            The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund's Registration
Statement.

LIABILITY OF SHAREHOLDERS; DUTY OF CARE

      All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable,
Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Fund or the
Trustees.

      Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund. Nothing in the
Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer hereunder.

Massachusetts law permits a shareholder of a business trust (such as the Fund)
to be held personally liability as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

                        TERM, DISSOLUTION AND LIQUIDATION

      The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of
Trust.

            Upon the occurrence of any event of dissolution, the Board or OFI
Institutional, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint OFI Institutional to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

            Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and (2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the
Board or liquidator determines that such a distribution would be in the interests of the shareholders in facilitating an orderly liquidation.

VOTING

            Each Member has the right to cast a number of votes equal to the number of shares owned at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund's investment advisory agreement, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment
Company Act requires a vote of shareholders on any such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO SHAREHOLDERS

            The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment
Company Act. Quarterly reports from OFI Institutional or Tremont regarding the
Fund's operations during each fiscal quarter also will be sent to shareholders.

FISCAL YEAR

            For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31st. The first fiscal year of the Fund commenced on the date of the initial closing and ended on March 31, 2003. For tax purposes, the
Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

            Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. In addition to reporting standardized return performance, cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

            The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

            Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the
CSFB/Tremont Hedge Fund Index, an index prepared in part by Tremont Advisers,
Inc., an affiliate of OFI and Tremont. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS
            The following comprise the financial statements of the Fund:

o     Independent Auditors' Report

o     Statement of Assets and Liabilities

o     Schedule of Investments

o     Statement of Operations

o     Statement of Changes in Net Assets

o     Statement of Cash Flows

o     Financial Highlights

o     Notes to Financial Statements

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of
OFI Tremont Market Neutral Hedge Fund

We have audited the accompanying statement of assets and liabilities of OFI
Tremont Market Neutral Hedge Fund (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations, cash flows and changes in net assets and the financial highlights for the period from January 2, 2003 (commencement of operations) to March 31, 2003. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian and the general partners/managing members of the investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OFI
Tremont Market Neutral Hedge Fund at March 31, 2003, and the results of its operations, its cash flows, changes in its net assets and the financial highlights for the period from January 2, 2003 (commencement of operations) to
March 31, 2003, in conformity with accounting principles generally accepted in the United States.

/S/Ernst & Young LLP

New York, New York
May 16, 2003

                     2 OFI Tremont Market Neutral Hedge Fund

STATEMENT OF ASSETS AND LIABILITIES

OFI Tremont Market Neutral Hedge Fund

Assets
                                                                  March 31, 2003
                                                               ----------------
Investments in investment funds, at value (cost $24,900,018)    $  25,446,720

Cash and cash equivalents (cost $200,335)                             200,335
Receivable from Adviser                                                44,991
                                                               ----------------
Total Assets                                                       25,692,046
                                                               ----------------

Liabilities

Management fee                                                         79,730
Professional fees                                                      33,500
Administration fee                                                      9,569
Insurance fees                                                          6,000
Trustees' fees and expenses                                             4,000
Printing fees                                                           2,000
Miscellaneous fees                                                      5,825
                                                               ----------------
Total Liabilities                                                     140,624
                                                               ----------------

Net Assets                                                      $  25,551,422
                                                               ================

Composition of Net Assets
Par value of shares of beneficial interest
    ($0.001 par value, unlimited shares authorized)             $          25
Additional paid-in capital                                         25,004,695
Net unrealized appreciation on investments                            546,702
                                                               ----------------
Net Assets                                                      $  25,551,422
                                                               ================

Net Asset Value Per Share
     (based on net assets of $25,551,422 and 25,100 shares      $    1,017.98
     of beneficial interest outstanding)                       ================

The accompanying notes are an integral part of these financial statements.

                     3 OFI Tremont Market Neutral Hedge Fund

SCHEDULE OF INVESTMENTS, MARCH 31, 2003
OFI Tremont Market Neutral Hedge Fund

                                                   % of
                                                Investment                             % of Net
Description                                      Fund Held      Cost        Value       Assets     Liquidity*
----------------------------------------------------------------------------------------------------------------

Investment Funds

Convertible Arbitrage
Advent Convertible Arbitrage Fund, L.P.               1.2%  $1,300,001    $1,375,253       5.4%    Quarterly
Forest Fulcrum Fund, L.P.                             1.8    1,300,001     1,371,698       5.4      Monthly
Sage Capital Limited Partnership                      1.5    1,370,001     1,408,865       5.5     Quarterly
Triborough Partners LLC                               4.0    1,250,001     1,281,052       5.0     Quarterly
                                                         --------------------------------------
Total Convertible Arbitrage                                  5,220,004     5,436,868      21.3

Equity Market Neutral
AQR Global Stock Selection Offshore Fund Ltd.         0.7    1,740,001     1,714,118       6.7     Quarterly
Barclays Global Investors The 32 Capital Fund
Ltd.                                                  0.6    1,865,001     1,897,034       7.4      Monthly
Jemmco Partners, L.P.                                 1.2    1,865,001     1,827,840       7.2     Quarterly
Twin Saje, L.P.                                       3.9    1,372,751     1,381,134       5.4     Quarterly
Twin Momentum Partners, L.P.                          2.9      242,250       254,810       1.0     Quarterly
                                                         --------------------------------------
Total Equity Market Neutral
                                                             7,085,004     7,074,936      27.7

Event Driven
Avenue Investments, L.P.                              0.3    1,000,001     1,076,908       4.2      Annually
GoldenTree High Yield Partners, L.P.                  0.3    1,250,001     1,340,141       5.2    Semi-Annually
Brencourt Arbitrage, L.P.                             0.8    1,175,001     1,180,712       4.6     Quarterly
Bear Stearns Global Equity Arbitrage Fund, L.P.       0.7    1,170,001     1,176,019       4.6     Quarterly
ReCap Partners, L.P.                                  2.6    1,000,001     1,029,577       4.0     Quarterly
                                                         --------------------------------------
Total Event Driven
                                                             5,595,005     5,803,357      22.6

Fixed Income Arbitrage
FFTW Diversified Alpha Fund Ltd. (Class A)            0.3    2,000,001     2,010,854       7.9      Monthly

Long/Short Equity
Pan Capital LLC                                       1.2    1,250,001     1,216,576       4.8      Annually
Trisun Capital Fund, L.P.                             2.8    1,250,001     1,258,159       4.9      Annually
                                                         --------------------------------------
Total Long/Short Equity
                                                             2,500,002     2,474,735       9.7

Multi Strategy
Canyon Value Realization Fund, L.P.                   0.3    1,250,001     1,346,621       5.3      Annually
Sagamore Hill Partners, L.P.                          0.4    1,250,001     1,299,349       5.1     Quarterly
                                                         --------------------------------------
Total Multi Strategy                                         2,500,002     2,645,970      10.4
                                                         --------------------------------------

Total Investments in Investment Funds                       24,900,018    25,446,720      99.6

                     4 OFI Tremont Market Neutral Hedge Fund

SCHEDULE OF INVESTMENTS, MARCH 31, 2003              CONTINUED

OFI Tremont Market Neutral Hedge Fund

                                                                                                    % of Net
Short-Term Investment                                                      Cost          Value       Assets

Citibank II Money Market Deposit Account                                    200,335       200,335        0.8
                                                                    -----------------------------------------

Total Investments in Investment Funds
and Short-Term Investment                                               $25,100,353    25,647,055      100.4
                                                                    ===============
Liabilities in Excess of Other Assets                                                                  (0.4)
                                                                                         (95,633)
                                                                                   --------------------------
Net Assets                                                                            $25,551,422     100.0%
                                                                                   ==========================

Detailed information about the Investment Funds' portfolios is not available.
*Available frequency of redemptions after initial lock-up period.

The accompanying notes are an integral part of these financial statements.

                     5 OFI Tremont Market Neutral Hedge Fund

STATEMENT OF OPERATIONS

OFI Tremont Market Neutral Hedge Fund

Investment Income                                                           Period from January 2, 2003
                                                                          (commencement of operations) to
                                                                                  March 31, 2003
                                                                       --------------------------------------

     Interest                                                                                  $         353
                                                                       --------------------------------------

Expenses
     Management fee                                                                                   79,730
     Professional fees                                                                                33,500
     Administration fee                                                                                9,569
     Insurance fees                                                                                    6,000
     Trustees' fees and expenses                                                                       4,000
     Printing fees                                                                                     2,000
     Miscellaneous                                                                                     5,825
                                                                       --------------------------------------
Total expenses                                                                                       140,624
Less: Waiver of expense by the Adviser                                                               (44,991)
                                                                       --------------------------------------
Net expenses                                                                                          95,633

Net Investment Loss                                                                                  (95,280)
                                                                       --------------------------------------

Net Change in Unrealized Appreciation on Investments                                                 546,702
                                                                       --------------------------------------
Net Increase in Net Assets Resulting from Operations                                           $     451,422
                                                                       ======================================

The accompanying notes are an integral part of these financial statements.

                     6 OFI Tremont Market Neutral Hedge Fund

STATEMENT OF CHANGES IN NET ASSETS

OFI Tremont Market Neutral Hedge Fund

                                                                        Period from January 2, 2003
                                                                       (commencement of operations)
                                                                             to March 31, 2003
                                                                       ----------------------------

From Operations
Net investment loss                                                                  $     (95,280)
Net change in unrealized appreciation on investments                                       546,702
                                                                       ----------------------------
Net increase in net assets resulting from operations                                       451,422
                                                                       ----------------------------

From Beneficial Interest Transactions
Proceeds from sales of shares of beneficial interest                                    25,000,000
                                                                       ----------------------------

Total increase                                                                          25,451,422
Beginning of period                                                                        100,000*
                                                                       ----------------------------
End of period                                                                        $  25,551,422
                                                                       ============================

* The Fund was initially capitalized with $100,000 of capital on December 16,
2002.

The accompanying notes are an integral part of these financial statements.

                     7 OFI Tremont Market Neutral Hedge Fund

STATEMENT OF CASH FLOWS

OFI Tremont Market Neutral Hedge Fund

                                                                        Period from January 2, 2003
                                                                       (commencement of operations)
Cash Flows from Operating Activities                                         to March 31, 2003
                                                                       -----------------------------

Net increase in net assets resulting from operations                                  $     451,422
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
     Purchases of investments                                                           (24,900,018)
     Net unrealized appreciation on investments                                            (546,702)
     Increase in receivable from Adviser                                                    (44,991)
     Increase in management fee payable                                                      79,730
     Increase in professional fees payable                                                   33,500
     Increase in administration fee payable                                                   9,569
     Increase in insurance fees payable                                                       6,000
     Increase in Trustees' fees and expenses payable                                          4,000
     Increase in printing fees payable                                                        2,000
     Increase in miscellaneous fees payable                                                   5,825
                                                                       -----------------------------
Net cash used in operating activities                                                   (24,899,665)

Cash Flows from Financing Activities
     Proceeds from sales of shares of beneficial interest                                25,000,000
                                                                       -----------------------------

Net increase in cash and cash equivalents                                                   100,335
Cash and cash equivalents at beginning of period                                            100,000
                                                                       -----------------------------
Cash and cash equivalents at end of period                                            $     200,335
                                                                       =============================

The accompanying notes are an integral part of these financial statements.

                     8 OFI Tremont Market Neutral Hedge Fund

FINANCIAL HIGHLIGHTS

OFI Tremont Market Neutral Hedge Fund

Selected data for a share of beneficial                           Period from January 2, 2003
interest outstanding throughout the period                       (commencement of operations)
                                                                       to March 31, 2003
                                                                 -----------------------------

Per Share Operating Data
Net asset value, beginning of period                                           $     1,000.00

Income (loss) from investment operations:
Net investment loss                                                                     (3.80)
Net unrealized gain                                                                     21.78
                                                                 -----------------------------
Total income from investment operations                                                 17.98
                                                                 -----------------------------
Net asset value, end of period                                                 $     1,017.98
                                                                 =============================

Total Return, at Net Asset Value*                                                        1.80%

Ratios / Supplemental Data
Net assets, end of period                                                      $   25,551,422
Ratios to average net assets:**
Net investment loss                                                                     (1.49)%
Expenses                                                                                 2.21%
Expenses, net of waiver of expenses by the Adviser                                       1.50%

Portfolio turnover***                                                                       0%

*Assumes an investment at the net asset value at the commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

**Annualized for periods of less than one full year.

***Represents the lesser of purchases or sales of investments in Investment
Funds divided by the average value of investments in Investment Funds.

The accompanying notes are an integral part of these financial statements.

                     9 OFI Tremont Market Neutral Hedge Fund

NOTES TO FINANCIAL STATEMENTS MARCH 31, 2003

OFI Tremont Market Neutral Hedge Fund

1.   Organization
     OFI Tremont Market Neutral Hedge Fund (the "Fund"), was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 as a
     non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral"
     investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. The Fund commenced operations on January 2, 2003.

     OFI Institutional Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), serves as the investment adviser of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the
     Fund, pursuant to the terms of the investment advisory agreement with the
     Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the
     Adviser is responsible for developing, implementing and supervising the
     Fund's investment program. The Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

     Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the
     Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the
     Fund, subject to the supervision of the Adviser.

     OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. OFI
     is registered as an investment adviser under the Investment Advisers Act of
     1940, as amended.

     Shares are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

     The Fund from time to time may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares as of December 31, 2003, and thereafter, four times each year, as of the last business day of March,
     June, September and December. A redemption fee payable to the Fund equal to
     1.00% of the value of shares repurchased by the Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The Fund anticipates that the Board will limit each repurchase to no more than 25% of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

                    10 OFI Tremont Market Neutral Hedge Fund

2.   Significant Accounting Policies
     The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The
     Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     a.  Portfolio Valuation
     The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment
     Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each
     Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the
     Investment Funds' agreements. Where no value is readily available from an
     Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board.

     b.  Income Recognition and Expenses
     Interest income is recorded on the accrual basis. The change in an
     Investment Fund's net asset value is included in net change in unrealized appreciation/(depreciation) on investments on the statement of operations.
     Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are charged to capital as incurred.

     The Adviser directly assumed all offering costs associated with the initial registration and offering of shares. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

     c.  Federal Taxes
     The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

     d. Dividends and Distributions to Shareholders
     Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually.

                    11 OFI Tremont Market Neutral Hedge Fund

     e. Classification of Dividends and Distributions to Shareholders Net
     investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

     The Fund adjusts the composition of net assets to reflect permanent differences between financial statement amounts and amounts determined in accordance with income tax regulations. Accordingly, during the period ended March 31, 2003, amounts have been reclassified to reflect a decrease in additional paid-in capital of $95,280 and a decrease in accumulated net investment loss of $95,280. Net assets of the Fund were unaffected by the reclassifications. This reclassification resulted from the difference in the tax treatment of net operating losses.

     As of March 31, 2003, the component of distributable earnings on a tax basis was as follows:

         Net unrealized appreciation on investments $546,702

     f.  Cash and Cash Equivalents
     Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents.

3.   Management Fee, Related Party Transactions and Other
     As compensation for services provided by the Adviser under the Advisory
     Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee")
     computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares).
     For the period ended March 31, 2003, the Management Fee incurred by the
     Fund was $79,730. The Adviser pays a monthly fee to the Investment Manager equal to 50% of the Management Fee earned by the Adviser pursuant to the
     Advisory Agreement. This fee is payable to the Investment Manager by the
     Adviser and not the Fund.

     In addition, the Adviser has voluntarily agreed to waive a portion of its
     Management Fee in order to limit total expenses of the Fund to 1.50% of the average net assets of the Fund. For the period ended March 31, 2003, the
     Adviser waived management fees in the amount of $44,991.

     Under the terms of an administration agreement (the "Administration
     Agreement") with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee
     (the "Administration Fee") computed at an annual rate of 0.15% of the
     Fund's net assets determined as of the last day of each month. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment Manager equal to 100% of the Administration Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

                    12 OFI Tremont Market Neutral Hedge Fund

3.   Management Fee, Related Party Transactions and Other (continued)
     The Adviser intends to pay a portion of its Management Fee, not to exceed
     20% of its Management Fee, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service
     Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund, assisting in the maintenance of Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the
     Adviser and not the Fund.

     As of March 31, 2003, OFI owns all of the 25,100 shares outstanding of the
     Fund, valued at $25,551,422.

     Under the General Distributor's Agreement with the Fund, OppenheimerFunds
     Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment
     Manager.

     A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the
     Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses.

     Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

4.   Shares of Beneficial Interest
     The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest consisted of subscriptions of 25,000 shares (proceeds $25,000,000) during the period ended March 31, 2003. The Fund sold 100 shares (proceeds
     $100,000) to OFI upon the seeding of the Fund on December 16, 2002.

5.   Investments in Investment Funds
     At March 31, 2003, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in
     Investment Funds provide for compensation to the Investment Funds'
     managers/general partners in the form of management fees ranging from 1.0%
     to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial investment. Information related to each Investment Fund is included on the schedule of investments.

     For the period ended March 31, 2003, the aggregate cost of purchases of
     Investment Funds was $24,900,018.

     The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds.
     The allocated taxable income is reported to the Fund by each Investment
     Fund on Schedule K-1. At March 31 2003, the cost basis of investments for
     Federal income tax purposes is estimated to be substantially the same as for financial reporting purposes. At March 31, 2003, gross unrealized appreciation on investments was $643,171 and gross unrealized depreciation on investments was $96,469, resulting in net unrealized appreciation on investments of $546,702.

6. Financial Instruments with Off-Balance Sheet Risk
     In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Fund.

                    13 OFI Tremont Market Neutral Hedge Fund

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

OFI TREMONT MARKET NEUTRAL HEDGE FUND

ASSETS
                                                                                  SEPTEMBER 30, 2003
                                                                           ----------------------------------

Investments in investment funds, at value (cost $26,800,018)                             $        28,379,190
Cash and cash equivalents (cost $64,797)                                                              64,797
Receivable from Adviser                                                                                5,141
                                                                           ----------------------------------
TOTAL ASSETS                                                                                      28,449,128
                                                                           ----------------------------------

LIABILITIES

Management fee                                                                                        29,599
Professional fees                                                                                     19,455
Insurance fees                                                                                         5,388
Printing fees                                                                                          5,250
Administration fee                                                                                     3,552
Trustees' fees                                                                                         1,299
Miscellaneous fees                                                                                       275
                                                                           ----------------------------------
TOTAL LIABILITIES                                                                                     64,818
                                                                           ----------------------------------

NET ASSETS                                                                               $        28,384,310
                                                                           ==================================

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest
     ($0.001 par value, unlimited shares authorized)                                     $                27
Additional paid-in capital                                                                        26,805,111
Net unrealized appreciation on investments                                                         1,579,172
                                                                           ----------------------------------
NET ASSETS                                                                               $        28,384,310
                                                                           ==================================

NET ASSET VALUE PER SHARE
     (based on net assets of $28,384,310 and 27,033.584
     shares of beneficial interest outstanding)                                           $         1,049.96
                                                                           ==================================

The accompanying notes are an integral part of these financial statements.

OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                            % of Investment                          % of Net
Description                                      Fund Held      Cost         Value      Assets    Liquidity *
--------------------------------------------------------------------------------------------------------------
INVESTMENTS IN INVESTMENT FUNDS
CONVERTIBLE ARBITRAGE

Advent Convertible Arbitrage Fund, L.P.             0.8%    $ 1,300,001   $ 1,420,808      5.0%   Quarterly
Sage Capital Limited Partnership                    1.5       1,370,001     1,419,021      5.0    Quarterly
Forest Fulcrum Fund, L.P.                           1.7       1,300,001     1,366,549      4.8    Monthly
Triborough Partners LLC                             3.2       1,250,001     1,234,831      4.4    Quarterly
                                                            --------------------------------------
Total Convertible Arbitrage                                   5,220,004     5,441,209     19.2

EQUITY MARKET NEUTRAL
Jemmco Partners, L.P.                               1.0       1,865,001     1,890,655      6.7    Quarterly
Barclays Global Investors The 32 Capital Fund
Ltd.                                                0.4       1,865,001     1,871,873      6.6    Monthly
AQR Global Stock Selection Offshore Fund Ltd.       0.5       1,740,001     1,763,478      6.2    Quarterly
Twin Saje, L.P.                                     3.7       1,372,751     1,361,435      4.8    Quarterly
Twin Momentum Partners, L.P.                        2.6         242,250       239,850      0.8    Quarterly
                                                            --------------------------------------
Total Equity Market Neutral                                   7,085,004     7,127,291     25.1

EVENT DRIVEN
GoldenTree High Yield Partners, L.P.                0.3        1,250,001    1,574,049      5.5    Semi-Annually
Avenue Investments, L.P.                            0.3        1,000,001    1,212,567      4.3    Annually
Brencourt Arbitrage, L.P.                           1.1        1,175,001    1,205,972      4.2    Quarterly
Bear Stearns Global Equity Arbitrage Fund, L.P.     0.7        1,170,001    1,190,069      4.2    Quarterly
ReCap Partners, L.P.                                2.6        1,000,001    1,104,787      3.9    Quarterly
                                                            --------------------------------------
Total Event Driven                                             5,595,005    6,287,444     22.1

FIXED INCOME ARBITRAGE
FFTW Diversified Alpha Fund Ltd. (Class A)          0.3        2,000,001    2,025,736      7.1     Monthly

LONG/SHORT EQUITY
Whitney New Japan Fund, L.P.                        4.3        1,900,000    2,090,806      7.4     Quarterly
Trisun Capital Fund, L.P.                           2.0        1,250,001    1,326,659      4.7     Annually
Pan Capital LLC                                     1.2        1,250,001    1,220,492      4.3     Annually
                                                            --------------------------------------
Total Long/Short Equity                                        4,400,002    4,637,957     16.4

MULTI STRATEGY
Canyon Value Realization Fund, L.P.                 0.2        1,250,001    1,474,923       5.2     Annually
Sagamore Hill Partners, L.P.                        0.3        1,250,001    1,384,630       4.9     Quarterly
                                                            --------------------------------------
Total Multi Strategy                                           2,500,002    2,859,553      10.1
                                                            --------------------------------------

Total Investments in Investment Funds                         26,800,018   28,379,190     100.0%

SHORT-TERM INVESTMENT

Citibank II Money Market Deposit Account                          64,797       64,797       0.2
                                                            --------------------------------------

Total Investments in Investment Funds and Short-Term
Investment                                                   $26,864,815   28,443,987     100.2
                                                            ============

Liabilities in Excess of Other Assets                                         (59,677)     (0.2)
                                                                          ------------------------
 NET ASSETS                                                               $28,384,310     100.0%
                                                                         =========================

Detailed information about the Investment Funds' portfolios is not available.
*Available frequency of redemptions after lock up period.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

OFI TREMONT MARKET NEUTRAL HEDGE FUND

INVESTMENT INCOME                                                                        SIX MONTHS ENDED
                                                                                         SEPTEMBER 30, 2003
                                                                              -------------------------------
     Interest                                                                                 $          689
                                                                              -------------------------------

EXPENSES

     Management fee                                                                                  167,159
     Professional fees                                                                                21,250
     Administration fee                                                                               20,062
     Insurance fees                                                                                    6,667
     Trustees' fees                                                                                    6,001
     Printing fees                                                                                     3,250
     Miscellaneous                                                                                    12,607
                                                                              -------------------------------
TOTAL EXPENSES                                                                                       236,996
LESS: WAIVER OF EXPENSES BY THE ADVISER                                                              (36,568)
                                                                              -------------------------------
NET EXPENSES                                                                                         200,428

NET INVESTMENT LOSS                                                                                 (199,739)
                                                                              -------------------------------

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                                               1,032,470
                                                                              -------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $      832,731
                                                                              ===============================

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                                                                    PERIOD FROM JANUARY 2, 2003
                                                             SIX MONTHS ENDED            (COMMENCEMENT OF
                                                             SEPTEMBER 30, 2003           OPERATIONS)
                                                              (UNAUDITED) TO
MARCH 31, 2003
                                                          ---------------------------------------------------
FROM OPERATIONS

Net investment loss                                              $   (199,739)                $     (95,280)
Net change in unrealized appreciation on investments                1,032,470                       546,702
                                                          ---------------------------------------------------
Net increase in net assets resulting from operations                  832,731                       451,422
                                                          ---------------------------------------------------

FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sales of shares of beneficial interest                2,000,157                    25,000,000
                                                          ---------------------------------------------------

Total increase                                                      2,832,888                    25,451,422
Beginning of period                                                25,551,422                       100,000*
                                                          ---------------------------------------------------
End of period                                                    $ 28,384,310                 $  25,551,422
                                                          ===================================================

*The Fund was initially capitalized with $100,000 of capital on December 16,
2002.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS (UNAUDITED)

OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                                                                    SIX MONTHS ENDED
                                                                                   SEPTEMBER 30, 2003
                                                                              ------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

     Net increase in net assets resulting from operations                       $   832,731
     Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
          Purchases of investments                                               (1,900,000)
          Net change in unrealized appreciation on investments                   (1,032,470)
          Decrease in receivable from Adviser                                        39,850
          Decrease in management fee payable                                        (50,131)
          Decrease in professional fees payable                                     (14,045)
          Decrease in administration fee payable                                     (6,017)
          Decrease in insurance fees payable                                           (612)
          Decrease in Trustees' fees payable                                         (2,701)
          Increase in printing fees payable                                           3,250
          Decrease in miscellaneous fees payable                                     (5,550)
                                                                              ------------------------------
Net cash used in operating activities                                            (2,135,695)

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from sales of shares of beneficial interest                         2,000,157
                                                                              ------------------------------

Net increase in cash and cash equivalents                                          (135,538)
Cash and cash equivalents at beginning of period                                    200,335
                                                                              ------------------------------
Cash and cash equivalents at end of period                                      $    64,797
                                                                              ==============================

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

OFI TREMONT MARKET NEUTRAL HEDGE FUND

                                                           SIX MONTHS ENDED      PERIOD FROM JANUARY 2, 2003
SELECTED DATA FOR A SHARE OF BENEFICIAL                   SEPTEMBER 30, 2003     (COMMENCEMENT OF OPERATIONS)
INTEREST OUTSTANDING THROUGHOUT THE PERIOD                    (UNAUDITED)             TO MARCH 31, 2003
                                                       -------------------------------------------------------

     PER SHARE OPERATING DATA

     Net asset value, beginning of period                 $ 1,017.98                         $1,000.00

     Income (loss) from investment operations:
     Net investment loss                                       (7.39)                            (3.80)
    Net unrealized gain                                        39.37                             21.78
                                                       -------------------------------------------------------
     Total income from investment operations                   31.98                             17.98
                                                       -------------------------------------------------------
     Net asset value, end of period                       $ 1,049.96                         $1,017.98
                                                       =======================================================

TOTAL RETURN, AT NET ASSET VALUE*                               3.14%                             1.80%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of period                                 $28,384,310                        $25,551,422
Ratios to average net assets: **
     Net investment loss                                        (1.49)%                            (1.49)%
     Expenses                                                    1.77%                             2.21%
     Expenses, net of waiver of expenses by the Adviser          1.50%                             1.50%

Portfolio turnover***                                               0%                                0%

  *Assumes an investment at the net asset value on the first business day of the period noted, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the period noted. Total returns are not annualized For periods of less than one full year.
  **Annualized for periods of less than one full year.
 ***Represents the lesser of purchases or sales of investments in Investment
    Funds divided by the average value of investments in Investment Funds.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2003 (UNAUDITED)

OFI TREMONT MARKET NEUTRAL HEDGE FUND
1.       ORGANIZATION

OFI Tremont Market Neutral Hedge Fund (the "Fund") was organized as a business trust in the Commonwealth of Massachusetts on May 24, 2002 as a non-diversified, closed-end management investment company registered under the Investment Company
Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund seeks to achieve this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral"
investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. The Fund commenced operations on
January 2, 2003.

OFI Institutional Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), serves as the investment adviser of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board of Trustees (the "Board") of the Fund, pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory
Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The
Adviser is authorized, subject to the approval of the Board, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

OFI is wholly owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. OFI is
registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Shares of the Fund are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board based on the net asset value per share of the Fund. Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. The Fund's shares are not listed for trading on a securities exchange.

The Fund, from time to time, may offer to repurchase outstanding shares based on the Fund's net asset value per share pursuant to written tenders from shareholders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding shares. The
Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares as of December 31, 2003, and thereafter, four times each year, as of the last business day of March, June, September and December. A redemption fee payable to the Fund equal to 1.00% of the value of shares repurchased by the
Fund will apply if the date as of which the shares are to be valued for purposes of repurchase is less than one year following the date of a shareholder's initial investment in the Fund. If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase. The Fund anticipates that the Board will limit each repurchase to no more than 25% of the Fund's total assets, although the limit for any one repurchase may be lower. The Fund will generally pay the value of the shares repurchased approximately one month after the value of the shares to be repurchased is determined. If all shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the shares and the balance due will be determined and paid promptly after completion of the year end audit of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the
Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     A. PORTFOLIO VALUATION

     The net asset value of the Fund is computed, generally monthly, as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the date preceding the date as of which any shares of the Fund are purchased, and (iii) any day as of which the Fund repurchases any shares. The Fund's net asset value is the value of the Fund's assets less its liabilities divided by the shares outstanding. The net asset value is computed in accordance with the pricing policies and procedures adopted by the Board.

     The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment
     Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each
     Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers, pursuant to the
     Investment Funds' agreements. Where no value is readily available from an
     Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Investment Fund will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board.

     B. INCOME RECOGNITION AND EXPENSES

     Interest income is recorded on the accrual basis. The change in an
     Investment Fund's net asset value is included in net change in unrealized appreciation on investments on the statement of operations. Realized gains and losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and shareholders; all costs with respect to communications to shareholders; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are charged to capital as incurred.

     The Adviser directly assumed all offering costs associated with the initial registration and offering of shares. In addition, the Adviser assumed all organizational expenses directly at the time of the seeding of the Fund.

     C. FEDERAL TAXES

     The Fund complies with provisions of the Internal Revenue Code applicable to regulated investment companies and accordingly intends to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. FEDERAL TAXES (CONTINUED)

     The Fund adjusts the composition of net assets to reflect permanent differences between financial statement amounts and amounts determined in accordance with income tax regulations. Accordingly, during the period ended September 30, 2003, amounts have been reclassified to reflect a decrease in additional paid-in capital of $199,739 and a decrease in accumulated net investment loss of $199,739. Net assets of the Fund were unaffected by the reclassifications. This reclassification resulted from the difference in the tax treatment of net operating losses.

     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually.

     E. CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

     F. CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of monies invested in money market deposit accounts sponsored by Citibank, N.A. The Fund treats all financial instruments that mature within three months as cash equivalents.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER

As compensation for services provided by the Adviser under the Advisory
Agreement, the Fund pays the Adviser a monthly fee (the "Management Fee")
computed at an annual rate of 1.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of shares).

For the period ended September 30, 2003, the Management Fee incurred by the Fund was $167,159. The Adviser pays a monthly fee to the Investment Manager equal to
50% of the Management Fee earned by the Adviser pursuant to the Advisory
Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

In addition, the Adviser has voluntarily agreed to waive a portion of its
Management Fee in order to limit total expenses of the Fund to 1.50% of the average net assets of the Fund. For the period ended September 30, 2003, the
Adviser waived management fees in the amount of $36,568.

3. MANAGEMENT FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Under the terms of an administration agreement (the "Administration Agreement")
with the Fund, the Adviser provides certain administrative services to the Fund, including, among other things, providing office space and other support services and personnel as necessary to provide such administration, accounting and shareholder services to the Fund. In consideration for these services, the Fund pays the Adviser a monthly fee (the "Administration Fee") computed at an annual rate of 0.15% of the Fund's net assets determined as of the last day of each month. The Adviser has retained the Investment Manager to provide the administration services subject to the supervision of the Adviser. The Adviser pays a monthly fee to the Investment Manager equal to 100% of the Administration
Fee earned by the Adviser pursuant to the Administration Agreement. This fee is payable to the Investment Manager by the Adviser and not the Fund.

The Adviser intends to pay a portion of its Management Fee, not to exceed 20% of its Management Fee, to qualifying brokers, dealers and financial advisers that provide ongoing investor services and account maintenance services to shareholders that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling shareholder inquiries regarding the Fund; assisting in the enhancement of relations and communications between shareholders and the Fund; assisting in the establishment and maintenance of shareholder accounts with the Fund, assisting in the maintenance of

Fund records containing shareholder information; and providing such other information and shareholder liaison services as the Adviser may reasonably request. This fee is payable by the Adviser and not the Fund.

As of September 30, 2003, OFI owns 25,100 of the 27,033.584 shares outstanding of the Fund, valued at $26,353,996.

Under the General Distributor's Agreement with the Fund, OppenheimerFunds
Distributor, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor is an affiliate of the Adviser and the Investment
Manager.

A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser, or one of its affiliates, receives an annual retainer, plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses.

Citibank, N.A. serves as custodian of the Fund's assets and provides custodial services for the Fund.

4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.001 par value shares of beneficial interest. Transactions in shares of beneficial interest consisted of subscriptions of 1,933.584 shares (proceeds $2,000,157) during the six month period ended September 30, 2003.

5. INVESTMENTS IN INVESTMENT FUNDS

At September 30, 2003, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment
Funds provide for compensation to the Investment Funds' managers/general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned.

5. INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)

The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial investment.

For the period ended September 30, 2003, the aggregate cost of purchases of
Investment Funds was $1,900,000.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these
Investment Funds is limited to the value of these investments reported by the
Fund.

7. SUBSEQUENT EVENTS

Effective October 1, 2003 and November 3, 2003 the Fund received initial contributions from Shareholders of approximately $1,350,037 and $1,000,178, respectively.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

OppenheimerFunds, Inc. has delegated to Tremont Partners, Inc. ("Tremont"), as the Fund's investment manager, responsibility for voting proxies relating to securities owned by the Fund, if any. A description of the Fund's Portfolio
Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at
www.sec.gov.

                                   Appendix A

                            Industry Classifications

A)

A) Basic Materials

1) Chemicals
2) Forest Products & Paper
3) Iron/Steel 4) Mining B) Communications

5) Advertising 6) Internet 7) Media
8) Telecommunications
C) Consumer, (Cyclical)

9) Airlines 10) Apparel
11)   Auto Manufacturers
12)   Auto Parts & Equipment
13)   Distribution/Wholesale
14)   Entertainment
15)   Food Service
16)   Home Builders
17)   Home Furnishings
18)   Housewares
19)   Leisure Time
20)   Lodging
21)   Office furnishings
22)   Retail
23)   Storage/Warehousing
24)   Textiles
25)   Toys/Games/Hobbies
D)    Consumer, (Non-Cyclical)

26) Agriculture 27) Beverages 28) Biotechnology
29)   Commercial Services
30)   Cosmetics/Personal Carte
31)   Food
32)   Healthcare-Products
33)   Healthcare-Services
34)   Household Products/Wares
35)   Pharmaceuticals
E)    Diversified

36) Holding Companies-Divers F) Energy

37) Coal 38) Energy-alternate Sources 39) Oil & Gas 40) Oil & Gas Services 41)
Pipelines G) Financial

42) Banks 43) Closed-end Funds
44) Country Funds-Closed-end 45) Diversified Financial Service 46) Insurance 47)
Investment Companies
48) REITS 49) Real Estate 50) Savings 7 Loans 51) Venture Capital H) Industrial

52) Aerospace/Defense 53) Building Materials
54)   Electrical Company & Equipment
55)   Electronics
56)   Engineering & construction
57)   Environmental Control
58)   Hand/Machine Tools
59)   Machinery - Construction & mining
60)   Machinery - Diversified
61)   Metal Fabricates/Hardware
62)   Miscellaneous Manufacture
63)   Packaging & Containers
64)   Shipbuilding
65)   Transportation
66)   Trucking & Leasing
I)    Technology

67) Computers
68) Office/Business Equipment
69) Semiconductors
70) Software J)
Utilities
71) Electric
72) Gas
73) Water

OFI Tremont Market Neutral Hedge Fund
6803 South Tucson Way
Centennial, Colorado  80112
1.800.858.9826

Adviser
OFI Institutional Asset Management, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281-1008

Investment Manager
Tremont Partners, Inc.
555 Theodore Fremd Avenue
Rye, New York 10580
1.914.925.1884

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street
New York, NY 10281-1008

Transfer Agent
OppenheimerFunds Services
6803 South Tucson Way
Centennial, CO  80112

Custodian Bank
Citibank, N.A.
399 Park Avenue
New York, NY  10043

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY  10036

Fund Counsel
Mayer, Brown, Rowe & Maw
1675 Broadway
New York, NY 10036

Special Fund Counsel
Schulte, Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
PX481.001.0103

--------
1 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

                                     PART C

                    OFI TREMONT MARKET NEUTRAL HEDGE FUND
                                OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

      (1) Financial Statements:

            Registrant's audited financial statements for the period
            commencement of operations (January 2, 2003) through the fiscal period ended March 31, 2003: Filed herewith.

      (2)   Exhibits:

(a)                     (i) Declaration of Trust dated as of May 24, 2002:
                        Previously filed with Registrant's Registration
                        Statement, 6/4/02, and incorporated herein by reference.

                        (ii) Amended and Restated Declaration of Trust dated
                        October 16, 2002: Previously filed with Pre-Effective
                        Amendment No. 1 to Registrant's Registration Statement,
                        10/22/02, and incorporated herein by reference.

             (b)  By-Laws: Previously filed with Pre-Effective Amendment No. 2 to Registrant's Registration Statement, 12/18/02, and
                  incorporated herein by reference.

            (c)   Not applicable.

            (d)   Not applicable.

            (e)   Not applicable.

            (f)   Not applicable.

            (g)   (i) Investment Advisory Agreement - Previously filed with Pre-
                  Effective Amendment No. 1 to Registrant's Registration
                  Statement, 10/22/02, and incorporated herein by reference.

                  (ii) Investment Sub-Advisory Agreement - Previously filed with
                  Pre- Effective Amendment No. 1 to Registrant's Registration
                  Statement, 10/22/02, and incorporated herein by reference.

            (h)   (i) General Distributor's Agreement - Previously filed with
                  Pre- Effective Amendment No. 1 to Registrant's Registration
                  Statement, 10/22/02, and incorporated herein by reference.

(ii)                    Form of Selling Agreement between OppenheimerFunds
                        Distributor, Inc. and selected dealers : Previously
                        filed with Pre-Effective Amendment No. 1 to the
                        Registration Statement of Oppenheimer Tremont Market
                        Neutral Fund LLC (Reg. No. 333-71716, 12/7/01) and
                        incorporated herein by reference.

(iii)                   Form of Selling Agreement between OppenheimerFunds
                        Distributor, Inc. and selected registered investment
                        advisers: Previously filed with Pre-Effective Amendment
                        No. 1 to Registrant's Registration Statement, 10/22/02,
                        and incorporated herein by reference.

            (i) Not applicable.

            (j)   Custody Agreement - Previously filed with Pre-Effective
                  Amendment No. 1 to Registrant's Registration Statement,
                  10/22/02, and incorporated herein by reference.

            (k)   (i) Escrow Agreement with Citibank, N.A. - Previously filed with Pre-Effective Amendment No. 1 to Registrant's
                  Registration Statement, 10/22/02, and incorporated herein by reference.

(ii)                    Form of Administration Agreement between the Registrant
                        and OFI Institutional Asset Management, Inc. --
                        Previously filed with Pre-Effective Amendment No. 1 to
                        Registrant's Registration Statement, 10/22/02, and
                        incorporated herein by reference.

(iii)             Fund and Investor Accounting Services Agreement between
                  OppenheimerFunds, Inc. and selected broker-dealers or
                  financial advisers. - Previously filed with Pre-Effective
                  Amendment No. 2 to Registrant's Registration Statement,
                  12/18/02, and incorporated herein by reference.

(l)               Opinion and Consent of Mayer, Brown, Rowe & Maw -- Previously
                  filed with Pre-Effective Amendment No. 2 to Registrant's
                  Registration Statement, 12/18/02, and incorporated herein by reference.

(m)               Not applicable.

            (n)   Opinion and Consent of Independent Accountants - Filed
                  herewith.

            (o)   Not applicable.

            (p)   Investment Letter from OFI Institutional Investment
                  Management, Inc. to Registrant: - Previously filed with
                  Pre-Effective Amendment No. 2 to Registrant's Registration
                  Statement, 12/18/02, and incorporated herein by reference.

            (q)   Not applicable.

            (r)   Code of Ethics of the Oppenheimer/Tremont Funds dated as
                  November 19, 2001 under Rule 17j-1 of the Investment Company
                  Act of 1940: Previously filed with Pre-Effective Amendment No.
                  2 to Registrant's Registration Statement, 12/18/02, and
                  incorporated herein by reference.

Item 25.    Marketing Arrangements

      [Not applicable]

Item 26.    Other Expenses of Issuance and Distribution

      Registration fees     $[     ]
      Legal fees             [     ]
      NASD fees              [     ]
      Blue Sky fees          [     ]
      Accounting fees        [     ]
      Printing               [     ]
      Miscellaneous          [     ]
                             -------

            Total           $[     ]

Item 27.    Persons Controlled by or Under Common Control with the Registrant

      None.

Item 28.    Number of Holders of Securities

      As of ____________, the number of record holders of each class of securities of the registrant, is shown below:

                         (1) (2) Title of Class Number of Recordholders

            Shares of beneficial interest

Item 29.    Indemnification

Reference is made to the provisions of Article Seven of Registrant's Amended and
Restated Declaration of Trust filed as Exhibit 24 (1) to this Registration
Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of
1933 may be permitted to trustees, officers and controlling persons of
Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of
1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the
Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30.    Business and Other Connections of the Adviser

      (a)   OFI Institutional Asset Management, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Part B hereof and listed in Item 30(b)
            below.

      (b)   There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of OFI Institutional Asset
            Management, Inc, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------
Name and Current Position with      Other Business and Connections
OFI Institutional Asset             During the Past Two Years
Management, Inc.
---------------------------------------------------------------------
---------------------------------------------------------------------

Janette Aprilante,                 Assistant Vice President of
Assistant Secretary                OppenheimerFunds, Inc. (since
                                   December 2001);
                                   OppenheimerFunds, Inc. Legal
                                   Dept. Administrator (since
                                   ----).
---------------------------------------------------------------------
---------------------------------------------------------------------

John A. Huttlin,                   Vice President of
Vice President & Director of the   OppenheimerFunds, Inc. (since
International Division             ____).
---------------------------------------------------------------------
---------------------------------------------------------------------

William Jaume,                     Vice President of
Senior Vice President and Chief    OppenheimerFunds, Inc. (since
Compliance Officer                 ____); Senior Vice President of
                                   (since April 2000) of
                                   HarbourView Asset Management
                                   Corporation; COO and CCO of OAM
                                   Institutional, Inc. (since
                                   February 2001).
---------------------------------------------------------------------
---------------------------------------------------------------------

Thomas Macrini
----------------------------------
Vice President
---------------------------------------------------------------------
---------------------------------------------------------------------

Charles L. McKenzie,               Senior Vice President of
Senior Vice President              OppenheimerFunds, Inc.,
                                   HarbourView Asset Management
                                   Corporation and OAM
                                   Institutional, Inc.
---------------------------------------------------------------------
---------------------------------------------------------------------

John Murphy,                       President, Chief Operating
Director                           Officer and Director of
                                   OppenheimerFunds, Inc. (since
                                   _________); Executive Vice
                                   President of [Massachusetts
                                   Mutual Life Insurance Company,
                                   President of MassMutual
                                   Institutional Funds and the MML
                                   Series Funds (since 1997); a
                                   director of David L. Babson
                                   Acquisition Corp.]
---------------------------------------------------------------------
---------------------------------------------------------------------

Michael Stavar
Vice President
---------------------------------------------------------------------
---------------------------------------------------------------------

Charles Toomey
Vice President
---------------------------------------------------------------------
---------------------------------------------------------------------

Diederik Werdmolder,               Senior Vice President of
Senior Vice President & Managing   OppenheimerFunds, Inc. (since
Director of the International      ____); Vice President of
Division                           OppenheimerFunds, Inc. (from ___
                                    to ___).
---------------------------------------------------------------------
---------------------------------------------------------------------

Brian W. Wixted,                   Treasurer (since March 1999) of
Treasurer                          OppenheimerFunds,Inc., Harbour
                                   View Asset Management
                                   Corporation, Shareholder
                                   Services, Inc., Oppenheimer Real
                                   Asset Management Corporation,
                                   Shareholder Financial Services,
                                   Inc. and Oppenheimer Partnership
                                   Holdings, Inc., of OFI Private
                                   Investments,Inc.(since March
                                   2000) and of Oppenheimer
                                   FundsInternational Ltd. and of
                                   Oppenheimer Millennium Funds plc
                                   (since May 2000), of OAM
                                   Institutional,Inc.(since
                                   February 2001);Treasurer and
                                   Chief Financial Officer(since
                                   May 2000) of Oppenheimer Trust
                                   Company; Assistant Treasurer
                                   (since March 1999) of
                                   Oppenheimer Acquisition Corp.and
                                   of Centennial Asset Management
                                   Corporation; an Officer of other
                                   Oppenheimer funds.
---------------------------------------------------------------------
---------------------------------------------------------------------

Robert G. Zack,                    General Counsel of
 Senior Vice President and         OppenheimerFunds, Inc (since
General Counsel                    March 2002); Senior Vice
                                   President of OppenheimerFunds,
                                   Inc. (since ___);  Counsel and
                                   Assistant Secretary of
                                   Shareholder Services, Inc.,
                                   Shareholder Financial Services,
                                   Inc., Oppenheimer Funds
                                   International Ltd. and
                                   Oppenheimer Millennium Funds
                                   plc; an officer of other
                                   Oppenheimer funds.
---------------------------------------------------------------------

      The Oppenheimer Funds include the New York-based Oppenheimer Funds, the
Denver-based Oppenheimer Funds and the Oppenheimer Quest /Rochester Funds, as
set forth below:

            New York-based Oppenheimer  Funds ("Board I")

            Oppenheimer California Municipal Fund Oppenheimer Capital
            Appreciation Fund Oppenheimer Capital Preservation Fund Oppenheimer
            Developing Markets Fund Oppenheimer Discovery Fund Oppenheimer
            Emerging Growth Fund Oppenheimer Emerging Technologies Fund
            Oppenheimer Enterprise Fund Oppenheimer Europe Fund Oppenheimer
            Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold
            & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer
            International Growth Fund Oppenheimer International Small Company
            Fund Oppenheimer Large Cap Growth Fund Oppenheimer Money MarketFund,
            Inc. Oppenheimer Multi-Sector Income Trust Oppenheimer Multi-State
            Municipal Trust Oppenheimer Multiple Strategies Fund Oppenheimer
            Municipal Bond Fund Oppenheimer New York Municipal Fund Oppenheimer
            Series Fund, Inc. Oppenheimer Trinity Core Fund Oppenheimer Trinity
            Growth Fund Oppenheimer Trinity Value Fund Oppenheimer U.S.
            Government Trust

            Quest/Rochester Funds ("Board III")

            Limited Term New York Municipal Fund Oppenheimer Convertible
            Securities Fund Oppenheimer MidCap Fund Oppenheimer Quest Capital
            Value Fund, Inc. Oppenheimer Quest For Value Funds Oppenheimer Quest
            Global Value Fund, Inc.
            Oppenheimer Quest Value Fund, Inc. Rochester Fund Municipals

            Denver-based Oppenheimer Funds ("Board II")

            Centennial America Fund, L.P. Centennial California Tax Exempt Trust
            Centennial Government Trust Centennial Money Market Trust Centennial
            New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer
            Cash Reserves Oppenheimer Champion Income Fund Oppenheimer Capital
            Income Fund Oppenheimer High Yield Fund Oppenheimer Integrity Funds
            Oppenheimer International Bond Fund Oppenheimer Limited-Term
            Government Fund Oppenheimer Main Street Opportunity Fund Oppenheimer
            Main Street Small Cap Fund Oppenheimer Main Street Funds, Inc.
            Oppenheimer Municipal Fund Oppenheimer Real Asset Fund Oppenheimer
            Select Managers Oppenheimer Senior Floating Rate Fund Oppenheimer
            Strategic Income Fund Oppenheimer Total Return Fund, Inc.
            Oppenheimer Variable Account Funds Panorama Series Fund, Inc.

            Board IV

            Oppenheimer Real Estate Fund

            Oppenheimer Tremont Market Neutral Fund LLC

            Oppenheimer Tremont Opportunity Fund LLC

            The address of OppenheimerFunds, Inc., OppenheimerFunds
Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer
Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private
Investments, Inc. is 498 Seventh Avenue, New York, New York 10018. The
address of the New York-based Oppenheimer Funds, the Quest Funds, the
Rochester-based funds, the Denver-based Oppenheimer Funds, Shareholder
Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds
Services, Centennial Asset Management Corporation, Centennial Capital Corp.,
and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 31.    Location of Accounts and Records

      The accounts, books and other documents required to be maintained by
Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and
rules promulgated thereunder are in the possession of Oppenheimer Funds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 32.    Management Services

      Not applicable

Item 33.    Undertakings

      I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

      II. The Registrant hereby undertakes:

            (a)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration
                  statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which,
                  individually or in the aggregate, represent a fundamental
                  change in the information set forth in the registration
                  statement. Notwithstanding the foregoing, any increase or
                  decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule
                  424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20%
                  change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the
                  registration statement or any material change to such
                  information in the registration statement;

            (b)   that, for the purpose of determining any liability under the
                  Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of the
                  Interests at that time shall be deemed be the initial bona fide offering thereof; and

            (c)   to remove from registration by means of a post-effective
                  amendment any of the Interests being registered which remain unsold at the termination of the offering.

      III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional
Information.